                                                                    CONFIDENTIAL

                                                                   EXHIBIT 10.14


                        ==============================


                      TECHNOLOGY DEVELOPMENT AND LICENSE
                                   AGREEMENT


                                by and between

                      INTERTRUST TECHNOLOGIES CORPORATION

                                      and

                        UPGRADE CORPORATION OF AMERICA


                        ==============================




                           _________________________


                                August 7, 1996

                           _________________________


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

                               TABLE OF CONTENTS
                               -----------------

ARTICLE 1.   DEFINITIONS AND RULES OF CONSTRUCTION...................................    2

     1.1     Definitions.............................................................    2
             -----------
     1.2     Rules of Construction...................................................    8
             ---------------------

ARTICLE 2.   AGREEMENT AND PARTY STATUS..............................................    9

     2.1     Nature and Effect of Closing............................................
             ----------------------------
     2.2     Addition of SOFTBANK Internet Services..................................    9
             --------------------------------------
     2.3     Joint and Several Obligations...........................................    9
             -----------------------------

ARTICLE 3.   TECHNOLOGY ACCESS AND SUPPORT...........................................    9

     3.1     Pre-Release Technology Review and Assistance............................    9
             --------------------------------------------
     3.2     Technology Access.......................................................    9
             -----------------
     3.3     Training, Assistance and Technical Support..............................   11
             ------------------------------------------
     3.4     Additional Assistance...................................................   12
             ---------------------

ARTICLE 4.   COOPERATIVE PROJECTS AND APPLICATIONS...................................   13

     4.1     Cooperative Projects....................................................   13
             --------------------
     4.2     Potential Cooperative Applications......................................   13
             ----------------------------------

ARTICLE 5.   LICENSES AND RESTRICTIONS...............................................   14

     5.1     License Grant to SSG....................................................   14
             --------------------
     5.2     Sublicense Rights.......................................................   15
             -----------------
     5.3     No Additional Licenses..................................................   16
             ----------------------
     5.4     General Restrictions....................................................   16
             --------------------

ARTICLE 6.   SSG SUPPORT AND ADDITIONAL COVENANTS....................................   17

     6.1     SSG Support of InterTrust Technology....................................   17
             ------------------------------------
     6.2     Customer Agreements.....................................................   19
             -------------------
     6.3     Legends and Notices.....................................................   20
             -------------------
     6.4     InterTrust Trademarks...................................................   21
             ---------------------
     6.5     SSG's Use of SSG Trademarks on Cooperative Applications and SSG Products   22
             ------------------------------------------------------------------------
     6.6     SSG Trademarks..........................................................   22
             --------------

ARTICLE 7.   LICENSE FEES AND PAYMENT TERMS..........................................   23

     7.1     Fees and Royalties......................................................   23
             ------------------
     7.2     Payment Procedure.......................................................   25
             -----------------
     7.3     Currency................................................................   25
             --------
     7.4     Taxes...................................................................   25
             -----
     7.5     Interest................................................................   25
             --------
     7.6     Audit...................................................................   26
             -----

ARTICLE 8.   PROPRIETARY INFORMATION AND OWNERSHIP...................................   26

     8.1     InterTrust Ownership....................................................   26
             --------------------
     8.2     SSG Ownership...........................................................   27
             -------------
     8.3     Joint Ownership.........................................................   27
             ---------------
     8.4     SSG License to InterTrust...............................................   27
             -------------------------

ARTICLE 9.   PROMOTION AND MARKETING.................................................   28

     9.1     Joint Press Release.....................................................   28
             -------------------
     9.2     Promotion and Marketing.................................................   28
             -----------------------
     9.3     Marketing Program.......................................................   28
             -----------------
     9.4     Technology Advisory Committee...........................................   29
             -----------------------------

ARTICLE 10.  [*].....................................................................   29

     10.1    [*].....................................................................   29
     10.2    [*].....................................................................   31
     10.3    Additional Provisions...................................................   31
             ---------------------

ARTICLE 11.  CONFIDENTIALITY.........................................................   32

     11.1    Classification of Technology and Documents For Confidentiality Purposes.   32
             ------------------------------------------------------------------------
     11.2    InterTrust Information..................................................   32
             ----------------------
     11.3    SSG Information.........................................................   34
             ---------------
     11.4    Exceptions..............................................................   34
             ----------
     11.5    Confidentiality of Agreement and Publicity..............................   35
             ------------------------------------------
     11.6    Confidentiality of Payments, Audit and Certification Testing............   35
             ------------------------------------------------------------
     11.7    NDA.....................................................................   35
             ---

ARTICLE 12.  REPRESENTATIONS AND WARRANTIES..........................................   36

     12.1    Representations and Warranties of Both Parties..........................   36
             ----------------------------------------------
     12.2    Representations and Warranties of InterTrust............................   36
             --------------------------------------------
     12.3    Limitation..............................................................   36
             ----------

ARTICLE 13.  INDEMNIFICATION AND REMEDIES............................................   37

     13.1    Indemnification.........................................................   37
             ---------------
     13.2    Cumulative Remedies.....................................................   38
             -------------------
     13.3    Equitable Remedies......................................................   38
             ------------------

ARTICLE 14.  EXCLUSION OF DAMAGES....................................................   39

ARTICLE 15.  TERM AND TERMINATION....................................................   39

     15.1    Agreement...............................................................   39
             ---------
     15.2    Events of Termination...................................................   39
             ---------------------
     15.3    Effect of Termination...................................................   41
             ---------------------
     15.4    Survival................................................................   41
             --------

ARTICLE 16.  MISCELLANEOUS...........................................................   41

     16.1    Governing Law...........................................................   41
             -------------
     16.2    Venue and Jurisdiction..................................................   42
             ----------------------
     16.3    Compliance with Law and Export Controls.................................   42
             ---------------------------------------
     16.4    Amendment or Modification...............................................   42
             -------------------------
     16.5    No Assignment...........................................................   43
             -------------
     16.6    Notices.................................................................   43
             -------
     16.7    Waiver..................................................................   43
             ------
     16.7    Waiver..................................................................   44
             ------
     16.8    No Third Party Beneficiaries............................................   44
             ----------------------------
     16.9    No Agency...............................................................   44
             ---------
     16.10   Recovery of Costs and Expenses..........................................   44
             ------------------------------
     16.11   Severability............................................................   44
             ------------
     16.12   Counterparts; Facsimiles................................................   44
             ------------------------

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     16.13   Force Majeure...........................................................   45
             -------------
     16.14   Entire Agreement........................................................   45
             ----------------
EXHIBIT A............................................................................  A-1

EXHIBIT B............................................................................  B-1

EXHIBIT C............................................................................  C-1

EXHIBIT D............................................................................  D-1

EXHIBIT E............................................................................  E-1

EXHIBIT F............................................................................  F-1

EXHIBIT G............................................................................  G-1

EXHIBIT H............................................................................  H-1

                                                                    CONFIDENTIAL

                 TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

THIS TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT (this "Agreement") is made and
                                                         ---------
entered into as of the _____ day of August, 1996 (the "Effective Date") by and
                                                       --------------
between:

     (i) INTERTRUST TECHNOLOGIES CORPORATION, formerly Electronic Publishing Resources, Inc., a Delaware corporation ("InterTrust"), with offices
                                                    ----------
          at 460 Oakmead Parkway, Sunnyvale, California 94086-4708, on the one hand; and

     (ii) on the other hand:

          (a) UPGRADE CORPORATION OF AMERICA, d/b/a SOFTBANK Services Group, a Delaware corporation ("UCA"), with offices at 699 Hertel Avenue,
                                 ---
          Buffalo, New York 14207-2398, and

          (b) to the extent that it becomes a Party to this Agreement pursuant to Section 2.1 hereof, SOFTBANK INTERNET SERVICES, INC. ("SIS"), a
                                                                    ---
          corporation to be formed by UCA from certain business units of UCA.

(individually, a "Party", and collectively, the "Parties") with reference to the
                  -----                          -------
following:

                                   RECITALS

A. InterTrust has developed and is continuing to develop a unique, general purpose architecture for, among other things, rights protection and event management related to electronic commerce, such architecture including technologies for clearinghouse, certification and other commerce administration technologies. InterTrust's technology is designed to support an interoperable foundation for the electronic marketplace.

B. SSG (as hereinafter defined) is engaged in the business of transactional systems development, software distribution and related clearinghouse services, and is interested in: (i) developing comprehensive application and service models enabling a broad reaching digital marketplace for electronic content; and (ii) enabling electronic value chain models supporting cyberspace distribution of software programs and components.

C. SSG, with the assistance of InterTrust, intends to develop electronic commerce infrastructure tools and services and such Cooperative Applications as the Parties may mutually agree, and InterTrust intends to grant SSG certain licenses to use and incorporate InterTrust Technology in certain products and services as set forth herein.

D. Pursuant to a closing as set forth in Section 2.1 hereof: (i) InterTrust will issue to UCA a warrant to purchase shares of InterTrust Class B Common Stock in the form attached hereto in Exhibit A (the "Warrant"); and (ii)
                                                          -------
     InterTrust and SOFTBANK Holdings, Inc.,

SSG/InterTrust Agreement                                         _______/_______

                                                                    CONFIDENTIAL

     an entity that owns directly or through an Affiliate a majority interest in UCA, will enter into a Series B Preferred Stock Purchase Agreement in the
          ====
     form attached hereto in Exhibit A (the "Stock Purchase Agreement"). This
                                             ------------------------
     Agreement, together with the Warrant and Stock Purchase Agreements (collectively the "Other Transaction Documents"), set forth the terms and conditions with respect to the Parties' relationship contemplated hereunder.

                                   AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to the following terms and conditions:

               ARTICLE 1. DEFINITIONS AND RULES OF CONSTRUCTION.

     1.1  Definitions. In addition to the other capitalized terms defined
          -----------
elsewhere in this Agreement, the following terms shall have the meanings set forth below:

          "Affiliate" of a Person means any Person that controls, is controlled
           ---------
     by, or is under common control with the first Person. For purposes hereof, "control" means the right to: (i) elect the board of directors or other similar managing authority; or (ii) generally make or cause the making of management decisions directly; provided, however, that an Affiliate shall
                                    --------  -------  ----
     remain an Affiliate for only so long as such control remains in effect.

          "Application Products" means any software tool, template, application
           --------------------
     system or other software product that: (i) is developed using InterTrust Technology and/or Modified Technology; (ii) directly contains or incorporates InterTrust Technology solely in the form of Authorized Application Software, and/or Modified Technology in either Object Code and/or Source Code in accordance with the licenses granted by InterTrust to SSG hereunder; (iii) is not enabled to permit the performance of any Clearinghouse Functions unless InterTrust has otherwise specified in writing; and (iv) is in Compliance with InterTrust Specifications, except as otherwise expressly provided in Section 3.2(b) hereof. Notwithstanding the foregoing, any software tool, template, application system or other software product specially designed, adapted or developed in whole or in part to exploit, implement or facilitate the implementation of the InterTrust proprietary business concepts set forth in Section 4.2 hereof shall not constitute Application Products, unless developed as a Cooperative Application.

          "Authorized Application Software" means such software representations
           -------------------------------
     of InterTrust Technology in Object Code and/or in Source Code (solely as such Object Code and Source Code are identified and designated by InterTrust on Exhibit B), that are permitted for distribution in accordance with the applicable licenses hereunder in such form as specified on Exhibit B, which Exhibit may be amended from time to time by InterTrust in its sole discretion and that are incorporated in Application Products according to the terms and conditions of this Agreement.

                                                                    CONFIDENTIAL

          "Authorized Clearinghouse Provider" means any Person that is expressly
           ---------------------------------
     licensed by InterTrust to engage in specified Clearinghouse Function activities and services, but only to the extent: (i) of the scope of such license; and (ii) that such license is valid and in force.

          "Authorized Clearinghouse Software" means such software
           ---------------------------------
     representations of InterTrust Technology solely in Object Code form (and solely as such Object Code is identified and designated by InterTrust on Exhibit B, which Exhibit may be amended from time to time by InterTrust in its sole discretion), that are permitted for distribution as incorporated in Clearinghouse Products, in accordance with the applicable licenses hereunder.

          "Clearinghouse Function(s)" means any one or more activities, as well
           -------------------------
     as services resulting therefrom, that use any InterTrust Technology and/or Modified Technology, or use information derived at least in part from use of such technology, to: (i) enable payment fulfillment or provision of other consideration (including service fees, product fees or any other fees and/or charges) based at least in part on a Control Use; (ii) perform audit, billing, payment fulfillment (or provision of other consideration) and/or other clearing activities involving more than one Person; and/or
     (iii) compile, aggregate, use and/or provide information relating to more than one Person's use of one or more Secure Containers and/or Content, including Contents of Secure Containers or any other Content Managed at least in part using any InterTrust Technology and/or Modified Technology. Clearinghouse Functions shall include, for example: (a) financial clearing;
     (b) providing object registry services and rights, permissions, prices, and/or other Rules and Controls information for registered objects; (c) electronically certifying information used with or required by Rules and Controls, such as authenticating identity, class membership or other attributes of identity context; (d) providing information based upon usage auditing, user profiling, and/or market surveying related to more than one Person's use of one or more Secure Containers and/or Content; and (e) employing information derived from user exposure to Content, such as advertising.

          "Clearinghouse Products" means any software tool, template,
           ----------------------
     application system or other software product that: (i) is developed using InterTrust Technology and/or Modified Technology; (ii) directly contains or incorporates InterTrust Technology solely in the form of Authorized Clearinghouse Software, and/or Modified Technology only in Object Code, in accordance with the licenses granted by InterTrust to SSG hereunder; (ii) is enabled to permit the performance of any Clearinghouse Function; and
     (iii) is in Compliance with InterTrust Specifications, except as otherwise expressly provided in Section 3.2(b) hereof.

          "Compliance" or "Compliant" means fully consistent with and fully
           ----------      ---------
     conforming to all applicable portions of: (i) the most current version of the InterTrust Specifications (as defined in Section 6.1(b) hereof) existing on the date of SSG's first commercial use, distribution, sale or other transfer of any applicable SSG Product, Cooperative Application or first use thereof in connection with any service associated therewith, as the case may be; and thereafter (ii) the most current InterTrust Specifications in accordance with Section 6.1(b) hereof, as applied to any such SSG Product, Cooperative Application or service associated therewith. A SSG Product, Cooperative Application or any service

                                                                    CONFIDENTIAL

     associated therewith that has not passed any required certification tests as set forth in Section 6.1 hereof shall be deemed non-Compliant with InterTrust Specifications.

          "Content(s)" means any analog or digital information representing, for
           ----------
     example, text, graphics, animation, video, digital linear motion pictures, sound and sound recordings, still images, computer programs or executable or interpretable components, and data. Content shall include, for example, any electronic representation of: (i) Rules and Controls; and (ii) electronic information derived from the Management of Content.

          "Content Transaction" means any event or combination of events: (i)
           -------------------
     Managed, in whole or in part, through the use of any InterTrust Technology and/or Modified Technology; and (ii) in connection with which compensation (or other consideration) is due or payable to SSG and/or any other one or more Persons, at least in part, for any (a) sale, rental, lease, license, vending and/or other comparable provision of one or more rights related to Content, or (b) use of, including any interaction with, Content (such as access to Content, including production of modified Content).

          "Control Use" means any use of InterTrust Technology and/or Modified
           -----------
     Technology to Manage Content including initiating and/or otherwise governing any consequence (electronic, physical or otherwise) related to the use and/or processing of Content and/or provision of goods or services conveyed by or associated with such Content. Control Use shall include, for example: (i) metering, auditing, charging, and/or billing, for access to or any other interaction with any Content; and/or (ii) administering permitted and/or prohibited uses of Content.

          "Cooperative Application(s)" means any Application Product and/or
           --------------------------
     Clearinghouse Product that is: (i) developed pursuant to an applicable Cooperative Application Project Plan in accordance with Section 4.1 hereof; and (ii) marketed solely under any SSG Trademarks (except where use of InterTrust Trademarks is also required hereunder, or other trademarks of Persons are included in a secondary manner to identify technology or services associated therewith), all in accordance with Section 6.5 and other provisions hereof. Examples of possible Cooperative Applications include those applications proprietary to InterTrust and described in
     Section 4.2 hereof.

          "Core Partner" means any Person (other than a Party) with whom
           ------------
     InterTrust may directly enter into any agreement or set of agreements as permitted hereunder, pursuant to which InterTrust directly: (i) provides early access to InterTrust Technology prior to InterTrust's first commercial release thereof to the general public; (ii) may undertake one or more cooperative application projects of a substantially comparable nature as set forth in Article 3 hereof; and (iii) grants a general purpose license to use InterTrust Technology and to perform, and sublicense others to perform, Clearinghouse Functions of a substantially comparable scope as granted in Sections 5.1(b) and 5.2 hereof.

          "Core Technology" means those components of InterTrust Technology
           ---------------
     described by InterTrust on Exhibit B hereto as core technologies of such InterTrust Technology, as such Exhibit may be amended from time to time by InterTrust in its sole discretion.

                                                                    CONFIDENTIAL

          "Customer" means any Person that receives or acquires a SSG Product or
           --------
     Cooperative Application from SSG (as provided hereunder) with a present intention: (i) to use such application or product privately as an end-user, or further distribute such application or product, without modification, to an end-user or one or more other Persons for distribution, without modification, to an end-user; or (ii) to use such product or application solely to (a) incorporate Authorized Application Software into Customer's software products to provide a Rights User Node or (b) develop and incorporate software components that initiate interface and operation with a Rights User Node provided by InterTrust Commerce Technology, each of which software components and Rights User Node is Compliant with InterTrust Specifications. Customer shall not include any Person who has a present intention to perform any Clearinghouse Function, unless such Person is an Authorized Clearinghouse Provider.

          "Distributable Documentation" means such portions of the Documentation
           ---------------------------
     that InterTrust has specifically and in writing identified on Exhibit B as being suitable for general distribution by SSG to Customers, as such portions of the Documentation may from time to time be cataloged by InterTrust and provided to SSG in its discretion, wherein such specification of such authorized documents and the content thereof may be modified by InterTrust through amendment of the Distributable Documentation identified and described on Exhibit B, in accordance with this Agreement.

          "Documentation" means certain English language versions of
           -------------
     documentation and/or instructions as specifically designated by InterTrust that may assist SSG and/or its Customers in the use of InterTrust Technology and that InterTrust may from time to time provide with the InterTrust Technology (including any Distributable Documentation) and as initially identified in Exhibit B hereto, wherein such documents and the content thereof may be modified by InterTrust in its discretion through amendment of the Documentation identified and described on Exhibit B, in accordance with this Agreement.

          "Gross Commercial Value" means all sums of money, and/or the fair
           ----------------------
     market value of any other consideration, charged or provided in connection with any Content Transaction, and/or in connection with performing any other activity within the Clearinghouse Functions. Such consideration shall include consideration based upon Management of Content or information derived at least in part therefrom, including, for example, consideration:
     (i) paid by a user as a consequence of, for example, user exposure to, or other interaction with, Content; (ii) paid by a user as a consequence of the acquisition of one or more rights related to Content; or (iii) paid by a proxy or subsidizing payer (such as an advertiser) based upon user exposure to Content, where, for example, after (due to or based on) receipt of information about user exposure to Content, such advertiser pays consideration based at least in part on value resulting from such exposure. Notwithstanding the foregoing, Gross Commercial Value shall not include any sales, use, value-added or other taxes (except withholding taxes) imposed by any national, state, local or foreign government and paid by SSG as a consequence of clearing a Content Transaction and/or as a consequence of performing any other activities within the Clearinghouse Functions.

                                                                    CONFIDENTIAL

          "Intellectual Property Rights" means all patent rights, copyrights,
           ----------------------------
     trademarks, trade secret rights, and other proprietary rights in any jurisdiction, and all applications and registrations therefor.

          "InterTrust (TM) Commerce Technology" means certain InterTrust
           -----------------------------------
     technology directly relating to distributed rights management, electronic content administration and/or distributed electronic commerce automation and process control systems and methods, including, without limitation, the InterTrust products described in Exhibit B hereto.

          "InterTrust Specifications" means the InterTrust Technology
           -------------------------
     specifications, as established or modified by InterTrust in its sole discretion and in accordance with Section 6.1(b) hereof, that are provided to SSG and that are applicable to licensees or Core Partners of InterTrust Technology, as relevant. Such InterTrust Specifications may include: (i) required design criteria for products and services employing InterTrust Technology and/or Modified Technology, including, for example, product and related criteria for ensuring the architectural and functional integrity, standardization, security capability, and interoperability of InterTrust-based technology, components, products and services (such as, for example, criteria for electronic environments employing InterTrust Commerce Technology for rights and/or other event related process management); (ii) procedures and requirements for installation, initialization, backup, restore and security updates; and (iii) required certification tests and procedures to verify Compliance of SSG Products, Cooperative Applications and related services with such InterTrust Specifications.

          "InterTrust Technology" means technology developed by and/or for
           ---------------------
     InterTrust and directly related to electronic rights and/or event management, including the commercial administration thereof, and supplied by InterTrust to SSG as set forth in this Agreement. Such technology shall include InterTrust Commerce Technology and DigiBox Technology contained in the SDK, TDK and CDK products and Documentation as referenced in Exhibit B hereto (as such Exhibit may be modified by InterTrust in its sole discretion from time to time to accommodate, for example, any updates and upgrade releases, and product reconfigurations made available pursuant to Sections 3.1 and 3.2 hereof); provided that any technology not described on
                                   -------- ----
     Exhibit B hereto as of the Effective Date shall become InterTrust Technology hereunder only if and to the extent such technology is supplied to SSG in the manner set forth in Section 3.2(b).

          "InterTrust Trademarks" means InterTrust's names, logos and other
           ---------------------
     marks as listed on Exhibit C hereto, as such Exhibit may be modified by InterTrust from time to time pursuant to Section 6.4(a) hereof.

          "Licensed Rights" means all of InterTrust's worldwide Intellectual
           ---------------
     Property Rights (other than trademark rights) in and to the InterTrust Technology, the Modified Technology and/or the Cooperative Applications, that InterTrust (during the term of this Agreement) owns or has the right to grant licenses of the scope granted herein without the agreement of, or requirement for payment (or the granting of other consideration) to, any Person.

                                                                    CONFIDENTIAL

          "Manage or Management" means any form of governance, regulation,
           --------------------
     management and/or control, in any way and by any means, of, as applicable in the context in which reference is made herein: (i) rights, processes and/or obligations related to or associated with use of (including access to, transport of, and/or storage of) Content, including Content related disposition and/or consequences thereof; and/or (ii) events or event processes related or associated in any manner to the use of (including access to), attempted use of, and/or disposition of, Content and/or events, including any consequences thereof.

          "Material Defects" means defects or bugs in the InterTrust products
           ----------------
     incorporating InterTrust Technology (as defined in Exhibit B hereto) and as delivered by InterTrust to SSG, wherein such defects or bugs cause one or more such InterTrust products to fail to perform: (i) materially in conformance with the capabilities ascribed to such products in the applicable portions of InterTrust Specifications; and (ii) in a commercially reasonable manner in accordance with reasonable software industry practices relating to such capabilities. Material Defects shall not include any defects or bugs introduced as a result of any modification of (or to) the InterTrust Technology by SSG or any Person.

          "Modified Technology" means all modifications of, and enhancements
           -------------------
     and/or additions to, the InterTrust Technology, created by (or for, as provided hereunder) SSG, including without limitation all derivative works of the InterTrust Technology (or other Modified Technology) as such term is defined in the U.S. Copyright Act (17 U.S.C. ' 101 et seq., as amended),
                                                        -- ---
     but only to the extent that such modifications, enhancements, additions and/or derivative works are permitted under Article 5 and elsewhere in this Agreement. Modified Technology shall not include any modifications, enhancements, additions and/or derivative works of InterTrust Technology (or of other Modified Technology) whatsoever, made by or for SSG or any Person that fall outside the scope of this Agreement.

          "Object Code" shall mean the computer executable binary code derived
           -----------
     from compiled Source Code for execution on a computing system.

          "Person" means any individual, corporation, limited liability company,
           ------
     partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, government body or agency, or other entity.

          "Rights User Node" means a client installation that supports
           ----------------
     Management of Content.

          "Rules and Controls" means any information that describes, and/or
           ------------------
     provides means for performing, permitted and/or required operations related to Content, including restricting the performance of operations, such as, for example, Management of such Content.

          "Secure Containers" means electronic containers that: (i) employ
           -----------------
     cryptographic techniques to provide protection for Content; and (ii) support the use of Rules and Controls to Manage Content.

                                                                    CONFIDENTIAL

          "Source Code" means a human-readable, non-executable set of
           -----------
     instructions for a computer program, from which it may be possible, together with related source materials and documentation, to discern the logic, algorithms, internal structure, and operating feature design characteristics of such computer program.

          "SDK 1.0" or "Systems Developer's Kit 1.0" or means certain software
           -------      ---------------------------
     tools and applications described in Exhibit B hereto (as such Exhibit may be modified from time to time by InterTrust in its discretion) that incorporate InterTrust Technology, as provided by InterTrust to SSG in accordance with this Agreement.

          "SSG" means individually or collectively, as applicable in the context
           ---
     in which such reference is made: (i) Upgrade Corporation of America; and
     (ii) SOFTBANK Internet Services, Inc., a corporation to be formed from certain business units of Upgrade Corporation of America, to the extent that SOFTBANK Internet Services, Inc. is joined as a Party pursuant to
     Section 2.2 hereof.

          "SSG Product(s)" means any Application Product(s) and/or Clearinghouse
           --------------
     Product(s) (other than Cooperative Application(s)) that: (i) is developed by or for SSG as permitted hereunder; and (ii) is branded and marketed solely under the SSG Trademarks (except where use of InterTrust Trademarks is also required herein, or other trademarks of Persons are also included in a secondary manner to identify technology or services associated therewith) and as stipulated in Section 6.5 and other provisions hereof.

          "SSG Trademarks" means any names, logos and other marks owned or
           --------------
     licensed for use exclusively by SSG or SOFTBANK Holdings, Inc. (hereinafter "SOFTBANK"), that may be used as stipulated hereunder in connection with,
      --------
     and are limited in use to representing exclusively, the SSG Products, services permitted hereunder, and/or identities of such companies and over which SSG or SOFTBANK exercise exclusive control with respect to the commercial use thereof. Such SSG or SOFTBANK Trademarks are listed on Exhibit C hereto, as such Exhibit C may be modified by SSG from time to time pursuant to Section 6.6 hereof.

     1.2  Rules of Construction. As used in this Agreement, all terms used in
          ---------------------
the singular shall be deemed to include the plural, and vice versa, as the context may require. The words hereof, herein and hereunder refer to this
                               ------  ------     ---------
Agreement as a whole, including any exhibits hereto, as the same may from time to time be amended or supplemented and not to any subdivision contained in this Agreement. When used herein, including shall mean including, without
                             ---------            ------------------
limitation; discretion shall mean sole discretion; and InterTrust shall mean
            ----------            ----------------     ----------
InterTrust and any lawful successor thereto. References herein to section
-------------------------------------------
and/or exhibit shall be to the applicable section and/or exhibit in this Agreement, as such exhibit may be modified from time to time pursuant to the terms of this Agreement. Descriptive headings are inserted for convenience only, and shall not be utilized in interpreting this Agreement. This Agreement has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either Party. References to specific forms of technology representations such as electronic, digital, or analog shall include all future successors and replacement forms of representations whether or not currently contemplated, invented or conceived.

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                                                                    CONFIDENTIAL

                    ARTICLE 2. AGREEMENT AND PARTY STATUS.

     2.1  Nature and Effect of Closing

          (a) Closing. As partial consideration for InterTrust's execution of
              -------
     this Agreement, UCA and SOFTBANK Holdings, Inc. hereby irrevocably commit to execute the Other Transaction Documents relevant to it and make such payments contemplated thereby, and consummate a closing, on or before August 19, 1996 (the "Closing"), at the Washington D.C. offices of Sullivan
                           -------
     & Cromwell, or at such other place as to which both Parties agree. At or before such Closing, SOFTBANK shall: (i) execute and deliver the Stock Purchase Agreement to InterTrust; (ii) pay to InterTrust by wire transfer such sums as set forth in Schedule A of the Stock Purchase Agreement; and
     (iii) consummate the transactions contemplated by the Stock Purchase Agreement. In the event UCA and SOFTBANK fully comply with the terms of this Section 2.1(a) and other terms of this Agreement, at the Closing InterTrust shall: (i) execute and deliver the Stock Purchase Agreement to SOFTBANK; and (ii) execute and issue the Warrant to UCA. UCA acknowledges and agrees that to the extent the Closing fails to occur as the result of UCA and/or SOFTBANK's failure to comply with this Section 2.1(a) or other terms of this Agreement, as applicable, InterTrust shall have the right, exercisable in its discretion, to terminate this Agreement pursuant to
     Section 15.2(a) hereof without refund to SOFTBANK of any kind, in addition to any and all remedies available to InterTrust at law or in equity. UCA hereby irrevocably waives any right to contest or challenge, and covenants not to contest or challenge, InterTrust's exercise of such right of termination.

          (b) Effect of Rights and Obligations. During the period from the date
              --------------------------------
of execution hereof until the later of the Closing or termination of this Agreement, the rights and obligations of the parties under Sections 5.4, 7.1(a)(i)(1), 7.4, 8.1, 8.2 and 8.3, and Articles 1, 10, 11, 12, 13, 14, 15 and
16 hereof shall be effective, and no other provisions of this Agreement shall take effect. Upon the Closing and thereafter during the term of this Agreement, all provisions of this Agreement shall be effective.

          (c) Representation and Warranty. In addition to the representations
              ---------------------------
and warranties set forth in Section 12, as applicable, UCA and SOFTBANK jointly and severally represent and warrant to InterTrust that (and InterTrust has relied upon such representation and warranty that) the delay experienced in closing the Stock Purchase Agreement was occasioned by Japanese government regulatory processes for the export of funds from SOFTBANK Japan to SOFTBANK, such funds being necessary for SOFTBANK to provide the payments due under this Agreement and the Stock Purchase Agreement.

     2.2  Addition of SOFTBANK Internet Services. UCA currently intends to form
          --------------------------------------
SIS from certain business units of UCA. SIS will focus on developing certain electronic commerce transaction and related technology utilizing the InterTrust Technology. To the extent that SIS is formed and incorporated on or before December 31, 1996 and qualifies as an Affiliate of SOFTBANK with substantially similar equity ownership structure as UCA, within thirty (30) days of such formation and incorporation, SIS may automatically become a Party to this Agreement upon: (i) the execution of the Signature Page, attached hereto as Exhibit D, by SIS; and (ii) the receipt of the original of such Signature Page by InterTrust.

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                                                                    CONFIDENTIAL

     2.3  Joint and Several Obligations. By executing the Signature Page, SIS
          -----------------------------
shall be bound by all the terms and conditions thereof applicable to UCA, from the date such terms and conditions took effect with respect to UCA. By executing this Agreement and approving SIS' addition as a Party, UCA and SIS, further acknowledge and agree that: (i) each of UCA and SIS is jointly and severally liable and responsible to InterTrust for the obligations of SSG under this Agreement; and (ii) InterTrust's performance of its obligations under this Agreement with respect to, or for the benefit of, either UCA or SIS shall fully discharge its obligations to the other (and to SSG).

                   ARTICLE 3. TECHNOLOGY ACCESS AND SUPPORT.

     3.1  Pre-Release Technology Review and Assistance. To expose SSG to, and
          --------------------------------------------
demonstrate the status and functionality of, the SDK 1.0 and certain other InterTrust Technology described in Exhibit B hereto, prior to the delivery to SSG of SDK 1.0 for beta testing, InterTrust personnel will conduct technical meetings with SSG personnel from time to time as mutually convenient to both Parties (as is consistent with InterTrust's Assistance and support obligations described in Section 3.3 hereof and taking into consideration the need to avoid adversely affecting InterTrust's development efforts). Such technical meetings will include presentations on technical strategies and reviews of the progress of InterTrust's development effort, and afford SSG the opportunity to review and comment upon, as appropriate SDK 1.0 design documents, schematics and architectural models, working samples, prototypes and code (such meetings between the Parties shall constitute Assistance, as defined in Section 3.3(a) hereof, after thirty (30) man-hours have been expended by InterTrust personnel therefor). The Parties expect, in addition, to meet periodically during such same time period, as may be mutually agreed, to discuss and plan product deployment and marketing strategies and activities; provided, however, that any
                                                    --------  -------  ----
time expended in these activities shall not constitute Assistance.

     3.2  Technology Access.
          -----------------

          (a) Delivery of InterTrust Technology. Subject to the terms of this
              ---------------------------------
Agreement, InterTrust shall make available to SSG such InterTrust Technology as set forth on Exhibit B hereto (as such Exhibit may be amended by InterTrust from time to time pursuant to this Agreement). Such InterTrust Technology may employ or may operate with one or more technologies that may not be proprietary to InterTrust but are included within the Licensed Rights as specified by InterTrust, in its sole discretion, on Exhibit B (the "InterTrust Technology
                                                       ---------------------
Products"). InterTrust Technology as made available hereunder will contain the
--------
SDK 1.0, with the functionality ascribed thereto, as set forth on Exhibit B. InterTrust's initial estimated schedule for the InterTrust Technology Products is set forth on Exhibit B and SSG recognizes that such schedule may change in the future. SSG acknowledges and agrees that Clearinghouse Prototype Components and Sample Applications (as each are defined in Exhibit B) that may be provided to SSG as part of InterTrust Technology are not designed, intended or warranted by InterTrust in any manner for commercial use. For a period of [*] ([*]) years after the Effective Date and pursuant to the terms and conditions of this Agreement, InterTrust will make available to SSG all update and upgrade releases as well as product reconfigurations and modifications to the InterTrust Technology that InterTrust develops from time to time and makes generally available to its Core Partners and shall, with respect to such update and upgrade releases, product


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

reconfigurations and modifications, [*].

          (b) Provision of Additional Technology and Documentation. Before
              ----------------------------------------------------
providing SSG with any technology or documentation other than the InterTrust Technology and Documentation set forth on Exhibit B hereto as of the Effective Date ("Additional InterTrust Technology/Documentation"), InterTrust shall
       ----------------------------------------------
provide SSG with notice of its intent to deliver such technology and/or documentation, along with a summary description of the Additional InterTrust Technology/Documentation. Provided that such Additional InterTrust Technology/Documentation is not related to security and/or interoperability aspects of InterTrust Technology, within ten (10) days thereafter, SSG may, at its discretion, notify InterTrust that it does not wish to receive such Additional InterTrust Technology/Documentation. Any decision by SSG to receive or decline to receive Additional InterTrust Technology/Documentation shall have no effect on any of SSG's obligations hereunder (including, but not limited to, Sections 5.3 and 6.1) and no licenses of any kind under any of InterTrust's Intellectual Property Rights shall be granted or deemed to have been granted (expressly or by implication) with respect to any use of declined Additional Technology/Documentation. To the extent that SSG declines to receive any Additional InterTrust Technology/Documentation, every portion of any SSG product (and any directly related services permitted hereunder) not at the time immediately preceeding the effective date of InterTrust Specifications applicable to such declined Additional Technology/Documentation, but containing any technology relating to declined Additional Technology/Documentation, shall be, thereafter, in accordance with the procedures of Section 6.1(b): (i) be Compliant with all applicable InterTrust Security Related Specifications (as defined immediately below) and InterTrust Specifications for the Special Advanced Capabilities; and (ii) be Interoperable (as defined immediately below) with all products Compliant with InterTrust Specifications. "Security Related
                                                             ----------------
Specifications" means the InterTrust Specifications and all subsequent versions
--------------
thereof related to: (a) trusted systems techniques and technologies, interfaces, and/or processes (such as, for example, security kernel structures, reference monitor functions and structures, internal software protection structures and/or any aspect having the potential to compromise the protection, secrecy, and/or integrity of different InterTrust installations or DigiBox Secure Containers created, processed, and/or used by different InterTrust installations); (b) other security aspects of the InterTrust Technology, including cryptographic algorithms, secure communications protocols, secure objects and/or data structures, and/or interfaces related to any of the foregoing; and (c) ensuring that trusted and/or other secure functions of the InterTrust Technology are Interoperable in different installations and/or operating contexts. "Interoperable" means producing materially identical output or results based on
--------------
identical events or input.


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                    CONFIDENTIAL

     3.3  Training, Assistance and Technical Support. Subject to the terms of
          ------------------------------------------
this Agreement, InterTrust agrees to provide the following training, assistance and technical support to SSG for a period of [*] ([*]) months from the Effective Date (the "Support Period"):
           --------------

          (a) Training and Assistance. In order to assist SSG in its evaluation
              -----------------------
     and/or use of InterTrust Technology products, the InterTrust Dedicated Personnel (as defined in Section 3.3(d)) shall provide to SSG account management, [*] to SSG and subject to applicable terms and conditions of this Agreement, training, consulting, relationship assistance, project management, and other assistance directly related thereto ("Assistance")
                                                                 ----------
     [*]. Such Dedicated Personnel shall provide up to [*] ([*]) hours per annum of such Assistance, as described in Section 3.3(d) hereof, so long as SSG is entitled to favorable treatment under this Article 3. InterTrust shall further provide, as may be requested by SSG, up to [*] ([*]) hours of Assistance by persons other than the Dedicated Personnel for general training and support purposes. All such Assistance will be measured based upon InterTrust's man-hours expended (excluding time expended to travel or perform administrative tasks related to the relationship), and shall be subject to reasonable agreement between the Parties on scheduling, availability of resources and related matters. As appropriate, such Assistance may include certain training sessions to which certain other InterTrust licensees (in addition to SSG) may be invited to attend. In such an event, InterTrust will notify SSG in advance of such other participants. SSG shall be responsible for all expenses incurred by SSG's personnel in traveling to and attending any training and support meetings. In the event InterTrust's personnel travel from InterTrust's facilities (upon InterTrust's and SSG's mutual agreement), SSG shall reimburse InterTrust for all actual and reasonable travel, living and out-of-pocket expenses incurred by InterTrust's personnel based on SSG's standard policies and procedures for reimbursement of its independent contractors and its own employees.

          (b) Correction of Material Defects. In addition to InterTrust's own
              ------------------------------
     ongoing quality assurance efforts, InterTrust shall use reasonable prompt efforts in accordance with reasonable U.S. software industry practices, at InterTrust's expense and subject to InterTrust's standard support policies as relevant, to correct Material Defects, or otherwise reasonably adjust InterTrust Technology to mitigate Material Defects, identified by SSG to InterTrust in a writing describing the alleged Material Defects in detail. InterTrust shall have no obligation to: (i) investigate or correct any Material Defects at any site other than an InterTrust facility, except that InterTrust will visit SSG's facilities as may be required in the reasonable judgment of both InterTrust and SSG to investigate Material Defects that severely and critically degrade operation of InterTrust Technology and cannot otherwise be diagnosed by SSG; (ii) communicate on the subject of Material Defects with any Person other than SSG; or (iii) correct any Material Defects that have been properly identified by SSG but that cannot be reliably reproduced. Notwithstanding the foregoing, SSG shall reimburse InterTrust for all actual and reasonable travel, living and out-of-pocket expenses incurred by InterTrust's personnel (based on SSG's standard policies and procedures for reimbursement of its independent contractors and its own employees) for any site visit referenced in this Section 3.3(b) after the second such site visit per calendar year.

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                    CONFIDENTIAL

          (c) Status Meetings. To assist the Parties in sharing information,
              ---------------
     and coordinating and evaluating their efforts relating to InterTrust Technology and their mutual technical and business objectives, following the Effective Date the Parties shall meet from time to time to discuss, among other things: (i) InterTrust's progress in development of the InterTrust Technology; (ii) implementation of such technology by SSG; (iii) feedback concerning Assistance provided to SSG and product development and marketing progress by SSG; and (iv) other issues concerning the Parties' mutual technical and business objectives (the "Status Meetings"). Such
                                                    ---------------
     Status Meetings shall: (1) be attended at a minimum by each Party's Relationship Manager and Technical Project Manager (as defined in Section 3.3(d)); and (2) take place not less frequently than once every two (2) months until January 1, 1998, and, thereafter, as may be agreed by the Parties.

          (d) Dedicated Personnel. InterTrust and SSG will each appoint a
              -------------------
     relationship manager, to coordinate its activities pursuant to this Section
     3.3 and Article 4 ("Relationship Manager"), and a technical project
                         --------------------
     manager, to coordinate and provide the Assistance set forth in Section 3.3(a) and 3.3(b), 3.3(b) ("Technical Project Manager") (collectively, the
                                 -------------------------
     "Dedicated Personnel"). Not less than [*] ([*]) of such InterTrust
      -------------------
     Relationship Manager's and such InterTrust Technical Project Manager's working time shall be devoted exclusively to providing services and Assistance for SSG as set forth herein, if reasonably required by the circumstances or reasonably requested by SSG, so long as SSG is entitled to [*] under Section 3.2(b) hereof.

     3.4  Additional Assistance. During the Support Period, additional
          ---------------------
Assistance may be made available by InterTrust to SSG beyond the [*] ([*]) hours allocated under Section 3.3(a) hereunder. To the extent SSG requests, and InterTrust decides (in the exercise of its sole discretion) to provide, such additional Assistance, [*]. After the Support Period, any further support or Assistance desired by SSG shall be subject to InterTrust's standard support policies and support packages, and any fees charged to SSG in this regard shall be [*]. To the extent InterTrust requires all of its Core Partners or customers who have license rights and obligations comparable to SSG, as may be applicable, to maintain a basic level of support, SSG shall maintain such basic support policy in the same manner as is generally provided by InterTrust Core Partners or customers.

               ARTICLE 4. COOPERATIVE PROJECTS AND APPLICATIONS.

     4.1  Cooperative Projects. From time to time during the term of this
          --------------------
Agreement, the Parties may discuss the terms and conditions under which they may cooperate with respect to Cooperative Applications, including discussing the types of projects and formulating the terms of a project plan (a "Cooperative
                                                                  -----------
Application Project Plan"), which, upon agreement of the Parties, shall be
------------------------
attached as an Exhibit hereto. The Parties shall negotiate reasonably in an attempt to agree on the terms and conditions upon which they may cooperate with respect to one or more Cooperative Applications (which may include the applications set forth in Section 4.2 below), but agreement to such terms and conditions shall be in the reasonable discretion of each Party, and any failure to agree shall not constitute a breach of this Agreement. The Parties' intent with


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                    CONFIDENTIAL

respect to information to be contained within a Cooperative Application Project Plan is described in Exhibit E hereto, as may be amended from time to time upon the mutual agreement of the Parties (each in the exercise of its sole discretion). Exhibit E further includes other information appropriate to represent any agreement between the Parties related to any such project plan. The provisions of this Agreement shall govern the Parties' actions in implementing any Cooperative Application Project Plan to which the Parties agree, except to the extent that such provisions herein are inconsistent with explicit provisions of that specific Cooperative Application Project Plan, in which event the provision of such Cooperative Application Project Plan shall govern. A breach of a Cooperative Application Project Plan, other than those terms relating to Intellectual Property Rights, ownership or licenses thereof granted by InterTrust, shall not constitute a material breach of this Agreement, unless expressly stipulated to the contrary in such Cooperative Application Project Plan.

     4.2  Potential Cooperative Applications. The Parties have, to date, had
          ----------------------------------
preliminary discussions concerning two potential Cooperative Applications:

          (i)  an information delivery model, tentatively denominated
[*], supporting security for, and the auditing, validation, and/or authentication of electronically delivered information (e.g., contracts or other documents, multimedia, video transmissions, etc.), and further including
(a) a [*] provider that [*] and/or can [*] information that may be used to [*] at least a portion of the delivered information for the purpose of [*] (in whole or in part) facts relating to delivery of the information (e.g., the transmitting party, transmitted content, and/or the receipt, identity and/or use by the intended recipient of transmitted content) and/or (b) the distribution of content in [*] to recipients employing secure, interoperable, auditing and control means that make accessible to sending and/or receiving parties [*] and/or one or more [*] for potential [*] purposes, wherein: (1) such containers have specified Rules and Controls that manage use of the content and (2) one or more potential uses of the content are controlled, at least in part, by one or more Rules and Controls specified by a sending party; and

          (ii) an application, tentatively denominated [*], that enables individual users and organizations to become cyberspace publishers through the packaging of digital content in Secure Containers utilizing one or more material portions of any Special Advanced Technologies.

                     ARTICLE 5. LICENSES AND RESTRICTIONS.

     5.1  License Grant to SSG.
          --------------------

          (a)  Licenses to InterTrust Technology and Modified Technology.
               ---------------------------------------------------------
     Subject to the terms and conditions of this Agreement, InterTrust grants to SSG during the term of this Agreement a limited, nonexclusive, nontransferable (except as expressly provided in Section 5.2) worldwide right and license under the Licensed Rights to:

               (i) use and reproduce the InterTrust Technology solely for the purpose of (a) designing, making, developing, producing and using SSG Products and/or


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

          Cooperative Applications that are in Compliance with the InterTrust Specifications; and (b) exercising the rights granted under Sections 5.1(a)(ii), 5.1(a)(iii), 5.1(a)(iv), and 5.1(b) hereof;

               (ii) modify, enhance and create derivative works of the InterTrust Technology, except the Core Technology, to create the Modified Technology and use such Modified Technology solely for the purpose of enabling incorporation of InterTrust Technology into SSG Products and/or Cooperative Applications that are in Compliance with InterTrust Specifications;

               (iii) distribute, offer for sale, sell, license, import and/or otherwise transfer SSG Products and Cooperative Applications that are Application Products, and Distributable Documentation, to SSG's Customers pursuant to a Customer Agreement in accordance with, and as defined in, Section 6.2 hereof; and

               (iv) distribute, offer for sale, sell, license, import and/or otherwise transfer SSG Products and Cooperative Applications that are Clearinghouse Products, solely to Authorized Clearinghouse Providers under Section 5.2(b) pursuant to a Customer Agreement specific to such Authorized Clearinghouse Providers, supplied in accordance with, and as defined in, Section 6.2 hereof.

          (b)  License to Perform Clearinghouse Functions. Subject to the terms
               ------------------------------------------
     and conditions of this Agreement, InterTrust grants to SSG during the term of this Agreement a limited, nonexclusive (except as expressly provided in Section 10.1), nontransferable (except as expressly provided in Section 5.2), worldwide right and license under the Licensed Rights to perform Clearinghouse Functions solely under the SSG Trademarks, and solely in cases in which SSG performs and controls such Clearinghouse Functions in Compliance with InterTrust Specifications. Such Clearinghouse Functions may be performed solely: (i) to service Rights User Nodes, each such node having been provided by (1) an SSG Product and/or Cooperative Application, and solely in connection with such SSG Product and/or Cooperative Application, or (2) such Compliant products for which InterTrust has expressly granted a license to have Authorized Clearinghouse Providers service Rights User Nodes thereof, and/or (ii) pursuant to a sublicense from an Authorized Clearinghouse Provider having an express, written license from InterTrust allowing such Authorized Clearinghouse Provider to enter into such sublicense.

          (c)  License to InterTrust Trademarks. Subject to the terms and
               --------------------------------
     conditions of this Agreement, InterTrust grants to SSG during the term of this Agreement a limited, nonexclusive, nontransferable, worldwide license to use and display the InterTrust Trademarks solely: (i) on SSG Products, Cooperative Applications, and with respect to associated services to indicate that such products, applications and services are in Compliance with InterTrust Specifications; (ii) on related Distributable Documentation and marketing materials to identify that InterTrust Technology is being utilized by SSG; and (iii) as set forth herein or otherwise reasonably stipulated in writing by InterTrust. InterTrust shall have the right to approve all uses of InterTrust Trademarks, including use thereof on SSG Products and Cooperative Applications, in connection with services (including performance of Clearinghouse Functions) provided by SSG relating to

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                                                                    CONFIDENTIAL

     products and applications employing InterTrust Technology and/or Modified Technology, and in related documentation and marketing materials.

     5.2  Sublicense Rights. In accordance with the terms of this Section 5.2,
          -----------------
SSG may enter into sublicense agreements pursuant to which SSG may authorize certain other entities to perform portions of the actions licensed to SSG under Sections 5.1(a) and 5.1(b) hereof. Sublicense agreements relating to SSG's rights under: (i) Sections 5.1(a)(i), 5.1(a)(ii), 5.1(a)(iii) and 5.1(a)(iv) shall be governed by Section 5.2(a), below; and (ii) Section 5.1(b) shall be governed by Section 5.2(b), below. All sublicensees must enter into a written sublicense agreement with SSG, the form and content of which agreement (or agreements, as appropriate) are fully consistent with the provisions of this
Section 5.2 and have been previously approved by InterTrust in writing (such approval not to be withheld unless such form agreements do not reasonably protect InterTrust's rights as set forth in this Agreement or its Intellectual Property Rights). Upon approval, each sublicense form shall be attached as an Exhibit hereto and may be used by SSG as appropriate under the circumstances, unless and until InterTrust reasonably requires that one or more approved sublicense forms be modified, to accommodate, for example, modified provisions or additional provisions reasonable under the circumstances. Such sublicense form agreement shall, at minimum, require each sublicensee to agree in writing:
(a) to be subject to SSG's obligations under this Agreement; (b) to perform obligations identical to the obligations of SSG under Sections 5.1, 5.3, 5.4, 6.1, 6.2, 6.3, 6.4, 6.5 (to the extent any sublicensee marks may be used in connection with products), 6.6 and 10.2, and Articles 7, 8, 11, 12, 13, 15 and 16 of this Agreement to the extent of their activities under the sublicense, and
(c) to agree to provisions substantially as set forth in Sections 8.4 and 10.2. In addition, each sublicensee shall enter into a written agreement with InterTrust, in the form of a certification form to be attached as an Exhibit to the sublicense agreement, pursuant to which such sublicensee agrees that InterTrust shall have the right to enforce the terms of the sublicense agreement between SSG and such sublicensee. Prior to granting any such sublicense, SSG shall provide InterTrust with the name of the proposed sublicensee and a certification that the proposed sublicense agreement includes all of the provisions contained in the approved sublicense form. Where the proposed sublicensee is not a SSG and/or SOFTBANK Affiliate, InterTrust shall have thirty
(30) days to authorize such proposed sublicensee. InterTrust's decision to authorize or refuse to authorize a proposed sublicensee that is not a SSG and/or SOFTBANK Affiliate shall be in InterTrust's sole discretion, and can be exercised on any basis. If InterTrust fails to authorize the sublicensee, the sublicense agreement shall not take effect. Any sublicense granted to an Affiliate of SSG or SOFTBANK shall remain effective only so long as such sublicensee remains an Affiliate of SSG or SOFTBANK. SSG shall guarantee and remain liable to InterTrust for all sublicensees' performance of such obligations. Sublicensees shall have no further right to sublicense any right received. SSG agrees and acknowledges that SSG's performance of its obligations hereunder is necessary for InterTrust to adequately protect its Intellectual Property Rights made available hereunder, and such performance shall constitute a condition precedent to the granting of other licenses under Article 5 hereof.

          (a) Non-Clearinghouse Sublicenses. SSG may enter into sublicense
              -----------------------------
     agreements pursuant to which SSG may grant sublicensees some or all of the rights licensed to SSG under Sections 5.1(a)(i), 5.1(a)(ii), 5.1(a)(iii), 5.1(a)(iv) and 5.1(c). In addition to other terms set forth in this Section
     5.2 above, such sublicenses shall be subject to the following terms and conditions:

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                                                                    CONFIDENTIAL

               (i) SSG shall grant sublicenses only to SOFTBANK or its Affiliates (and only while SSG is a SOFTBANK Affiliate);

               (ii) Products distributed to, and/or services performed by, Persons other than SSG must be performed and branded solely under SSG Trademarks or, as applicable, other SSG Affiliate or SOFTBANK Affiliate trademarks as set forth herein (except where use of InterTrust Trademarks is required herein), but in the case of a SSG or SOFTBANK Affiliate, only for so long as such SSG or SOFTBANK Affiliate remains such an Affiliate;

               (iii) Activities authorized under the sublicense shall be limited to the development of SSG Products or Cooperative Applications.

          (b)  Clearinghouse Function Sublicenses. SSG may enter into sublicense
               ----------------------------------
     agreements pursuant to which SSG may authorize performance of some or all of the activities licensed to SSG under Section 5.1(b) by any Person, but solely to perform Clearinghouse Functions on behalf of SSG, and solely under SSG Trademarks or, as applicable hereunder, any other SSG or SOFTBANK Affiliate trademarks as set forth herein and in accordance with Section 5.1(b) hereof.

     5.3  No Additional Licenses. SSG understands and acknowledges that
          ----------------------
InterTrust is licensing to SSG only certain limited rights to use InterTrust Technology (including performing Clearinghouse Functions and sublicensing certain rights granted SSG) as described herein. Thus, notwithstanding the generality of any other provision herein, SSG acknowledges and agrees that the licenses granted under Sections 5.1 and 5.2 are the only licenses granted to SSG, and that no other licenses are granted, expressly, or by implication or estoppel, now or in the future. All rights not expressly granted to SSG under this Agreement are reserved and retained by InterTrust.

     5.4  General Restrictions. SSG covenants that it shall not: (i) during
          --------------------
the term of this Agreement, reverse engineer any technology that has been supplied to SSG in Object Code form only, or emulate the functionality of, and/or modify any portion of the Core Technology; or (ii) after the term of this Agreement, use or exploit the InterTrust Technology for any purpose whatsoever. Any use by SSG of any portion of the InterTrust Technology and/or Modified Technology outside the scope of the licenses granted by InterTrust hereunder shall constitute a material breach of this Agreement.

               ARTICLE 6. SSG SUPPORT AND ADDITIONAL COVENANTS.

     6.1  SSG Support of InterTrust Technology.
          ------------------------------------

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                                                                    CONFIDENTIAL

          (a) SSG Use of InterTrust Technology. In accordance with the
              --------------------------------
     licenses granted to SSG and the other terms hereunder, SSG agrees to develop, produce, and generally distribute, or use for commercial purposes, a SSG Product and/or a Cooperative Application as soon as commercially reasonable and practicable, and in any case within [*] ([*]) months following the date InterTrust makes available to SSG the System Developer Kit 1.0 in beta format. Such time period shall be extended by any period in which: (i) there exists a Material Defect in the InterTrust Technology that materially impedes SSG's development efforts as relevant, but only from the date that SSG documents such defect as provided in Section 3.3(b) hereof to the date InterTrust has reasonably corrected or removed such Material Defect as provided hereunder; or (ii) InterTrust materially fails to provide any of the support services required in Section 3.3 (other than Section 3.3(b)) and such material failure actually impedes SSG's development efforts, as relevant, but only to the extent of any delay reasonably and solely attributable to such material failure.

          (b) Compliance with InterTrust Specifications. SSG shall not commence
              -----------------------------------------
     the distribution, sale or other transfer of any specific SSG Product or Cooperative Application, or perform any service directly relating to such products or applications, unless such SSG Product, Cooperative Application and/or service is in Compliance with InterTrust Specifications. InterTrust may, from time to time in its sole discretion, modify InterTrust Specifications to accommodate changes in InterTrust Technology, and any related InterTrust product development, for purposes of, for example, improving architectural integrity, functional capability, standardization, security capability, efficiency, and/or interoperability of InterTrust Commerce-based technology, components, products and services (a "New
                                                                      ---
     Specification"). InterTrust shall use commercially reasonable efforts to
     -------------
     maintain compatibility between a New Specification and the then-preceding Specification, unless considerations of security, interoperability, performance, or functionality enhancement indicate that such compatibility is not commercially appropriate. To the extent InterTrust releases a New Specification that applies to any portion of a Cooperative Application, SSG Product and/or service then being performed or distributed by SSG (as applicable), SSG shall bring any further such products delivered to customers, and/or any services for any such products (as applicable), into Compliance with such New Specification as of the earliest to occur of: (i) the next version, release, or production cycle of such Cooperative Application, SSG Product and/or service (the "Next Version"), as earlier
                                                   ------------
     applicable, but only to the extent that SSG receives notice of such New Specification within a reasonably sufficient time of such Next Version to accommodate new aspects of such New Specification; and (ii) [*] ([*]) months after SSG receives a released copy of such New Specification. InterTrust and SSG further agree that SSG shall, within [*] ([*]) months after receiving a released copy of such New Specification, implement such new aspects of such New Specification for all applicable services supporting and/or employing SSG Products and Cooperative Applications and/or any other products employing InterTrust Technology provided to customers and not meeting such New Specification. Notwithstanding the foregoing, should serious technical interoperability and/or security requirements commercially necessitate more prompt action, SSG and InterTrust will confer and agree upon the most aggressive, practical schedule feasible to ensure Compliance with the New Specification for all SSG Products, Cooperative Applications, and any services relating to such products or applications. Under such conditions, SSG shall take whatever commercially

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                    CONFIDENTIAL

     appropriate steps are reasonable and required under the circumstances to minimize or eliminate a continuation of such interoperability and/or security problems.

          (c) Compliance Testing. SSG acknowledges that: (i) in support of
              ------------------
     InterTrust Technology, InterTrust may implement one or more certification programs designed to ensure that licensed products and/or associated services (including SSG Products and any Cooperative Applications) use InterTrust Technology and/or Modified Technology in Compliance with InterTrust Specifications in accordance with this Agreement (the "Certification Program(s)"); and (ii) such a Certification Program(s) is
      ------------------------
     important to maintaining the reliability of products and services employing InterTrust Technology and/or Modified Technology, and in maintaining public confidence in the integrity of InterTrust brands as the resource for interoperable electronic commerce. Such Certification Programs may, in InterTrust's sole discretion, require, for example, SSG: (a) to use a suite of test software provided by InterTrust for use by SSG to test and verify that Cooperative Applications and SSG Products (and/or associated services) are in Compliance with InterTrust Specifications; (b) to submit samples of Cooperative Applications and SSG Products and associated programs, parameter data, and other information (in object code form unless source code is necessary or reasonably appropriate) that may be technically material to Compliance with InterTrust Specifications, prior to first commercial distribution, sale, other transfer to, or use by, a customer or SSG service, as applicable, so as to allow InterTrust (or an InterTrust delegate) to perform confidential testing ("Certification Testing"); and
                                                 ---------------------
     (c) to the extent that options (a) or (b) immediately above do not, or can not reasonably be anticipated to, provide sufficient information to verify Compliance, to provide InterTrust with full and detailed specifications and documentation related to SSG's use of InterTrust Technology and Modified Technology for SSG Products, Cooperative Applications, and any associated services, but only to the extent that any such specifications and documentation may be material to Certification Testing. SSG shall comply with any Certification Program established by InterTrust in accordance herewith, and all specifications and documentation provided shall be certified by an authorized representative of SSG. In connection with any such Certification Testing, particularly the testing of products and/or services, as applicable, InterTrust (or an InterTrust delegate) will respond in a reasonably prompt manner following receipt of submitted products and access to, or receipt of technology supporting, such service, unless commercially reasonable factors prolong such testing. Such response shall be in the form of: (1) a written approval that the product or service is certified (such SSG Products and Cooperative Applications not being Compliant until such certification has been granted); or (2) if not approved, a detailed summary of problems and, where feasible, suggested solutions. InterTrust (or an InterTrust delegate) will apply the Certification Program, as applicable, in a non-discriminatory and consistent manner with respect to similar products and/or services. InterTrust's rights under this Section 6.1 shall not be affected in any manner by an InterTrust decision not to perform such Certification Testing.

          (d) Costs. To defray costs associated with the performance and
              -----
     administration of the Certification Program, in connection with the certification of any product or service SSG shall be charged a reasonable fee not to exceed industry norms for similar testing activities (and, if conducted by InterTrust, the full cost incurred by InterTrust in performing and administering such tests). An estimate of such fee shall be provided to

                                                                    CONFIDENTIAL

     SSG, as applicable, as soon as reasonably practical upon SSG's submission of samples, or documentation for and access to services, for testing, and such fee shall be paid by SSG in accordance with standard industry practices, as available.

          (e) Translation of Material in Foreign Languages. InterTrust shall
              --------------------------------------------
     have the right to receive and approve (to the extent referencing InterTrust Technology or capabilities and/or functions enabled by InterTrust Technology) any non-English translations made by or for SSG of documentation provided by SSG concerning SSG Products, and Cooperative Applications, and any related services (including Distributable Documentation), legends and Notices required pursuant to Section 6.3 hereof and other required notices, and all versions of InterTrust Technology.

     6.2  Customer Agreements. SSG shall not distribute any Cooperative
          -------------------
Application or SSG Product to any Person unless SSG shall have first notified and required such Person to execute a form of customer agreement (the "Customer
                                                                       --------
Agreement(s)") provided by SSG, such Customers Agreement forms having: (i)
------------
terms relating to InterTrust Technology and InterTrust's rights and interests consistent with and reflective of the terms of this Agreement; and (ii) been previously approved in writing by InterTrust (such approval not to be withheld unless such Customer Agreement(s) does not reasonably protect InterTrust's rights under this Agreement or sufficiently protect InterTrust's Intellectual Property Rights. Once approved by InterTrust, the Customer Agreement(s) shall be set forth as an Exhibit to this Agreement and may be used, as applicable, by SSG as a form agreement unless and until: (a) SSG modifies such agreement (provided that InterTrust has approved such modification in writing); or (b) InterTrust reasonably requires that SSG alter the Customer Agreement to protect InterTrust's rights under this Agreement or to protect its Intellectual Property Rights, for example in view of court decisions and/or applicable regulations under the circumstances. At a minimum, the Customer Agreement forms will: (i) prohibit customers from disassembling, modifying or reverse engineering any portion of the InterTrust Technology incorporated in the SSG Product or Cooperative Application; (ii) stipulate that such customer has no right to use the SSG Product or Cooperative Application to engage in or perform any Clearinghouse Functions whatsoever unless such customer is an Authorized Clearinghouse Provider or an authorized sublicensee under Section 5.2 hereof;
(iii) grant such customer only a limited license to use the Cooperative Application or SSG Product, and, as applicable, to (A) incorporate Authorized Application Software into such customer's software product to provide a Rights User Node that is Compliant with InterTrust Specifications or (B) develop and incorporate software components that provide the interface for and support operation in conjunction with a Rights User Node provided by InterTrust Commerce Technology; (iv) permit such customer to engage SSG and/or an Authorized Clearinghouse Provider to perform Clearinghouse Functions with respect to such software product; (v) provide that if such customer is permitted to modify any portion of InterTrust Technology, such customer shall grant to InterTrust a license on substantially the same terms as Section 8.4; (vi) provide that the Customer Agreement is to and for InterTrust's benefit and may be enforced by InterTrust at its discretion; and (vii) contain such other provisions as stipulated herein. SSG agrees that to the extent any form of Customer Agreement might be deemed to be unenforceable or otherwise ineffective in any jurisdiction, SSG shall, upon notification by InterTrust, substitute other forms of Customer Agreements, or take other actions, as reasonably specified by InterTrust, including, for example, specifying other generally accepted, legally effective forms of Customer Agreement, if such exists for a given jurisdiction, in order to provide InterTrust with legally enforceable protection contemplated hereunder. SSG agrees and acknowledges that SSG's

                                                                    CONFIDENTIAL

performance of its obligations hereunder is necessary for InterTrust to adequately protect its Intellectual Property Rights made available hereunder, and such performance shall constitute a condition precedent to the licenses granted under Article 5 hereof. SSG shall not be obligated to file any claim in litigation to enforce the terms of Customer Agreement(s); provided that SSG
                                                          -------- ----
shall, if requested by InterTrust, terminate such Customer Agreement(s) upon a material breach by such customer(s).

     6.3  Legends and Notices.
          -------------------

          (a) Product Legends and Notices. SSG shall, in accordance with
              ---------------------------
     InterTrust's instructions and/or approved exemplars and samples provided from time to time by InterTrust to SSG, place Notices (as hereinafter defined) on all Cooperative Applications, SSG Products, documentation, marketing and advertising materials therefor, and for associated services, on all packaging for any physical media containing any such products, and on all initialization and/or start-up screens of any stand-alone software developed by or for SSG using or incorporating InterTrust Technology and/or Modified Technology. For purposes of this Agreement, the term Notices shall include: (i) Intellectual Property Rights, warranty, and disclaimer notices; (ii) any symbols or marks stipulating Compliance with InterTrust Specifications; (iii) a notice stating that SSG Products and Cooperative Applications are "InterTrustworthy" and are being delivered using InterTrust Technology (as such notices may be amended by InterTrust from time to time); and (iv) other field of use and product notices stipulated by InterTrust, so long as such notices (a) in the opinion of InterTrust's counsel, assist in protecting InterTrust intellectual property and other InterTrust rights under the laws of any relevant jurisdiction, (b) are commercially reasonable means to protect InterTrust rights without being overly intrusive or unreasonably costly to SSG's sales and marketing efforts, and (c) in InterTrust's reasonable opinion or upon written opinion of InterTrust's outside legal counsel, cannot be adequately addressed in the Customer Agreement. Before any Notices are omitted pursuant to subsections (b) and (c) immediately above, SSG shall advise InterTrust in writing of the circumstances and the Parties' Project Managers shall directly discuss the issue. SSG shall not, and shall not permit any Person to, remove, alter, cover, obfuscate or otherwise deface any InterTrust Trademarks or Notices on any InterTrust Technology or associated documentation, marketing and advertising materials therefor. Compliance with subsections (i) and (iv) above shall constitute conditions precedent to the licenses granted under Article 5 hereof.

          (b) Network Notices. SSG shall, in accordance with InterTrust's
              ---------------
     instructions or approved exemplars and samples provided from time to time by InterTrust to SSG: (i) place Notices specified by InterTrust, which Notices shall not unreasonably detract from, or interfere with, SSG content or branding, on all of SSG's start-up screens or initial user interface menus of any server host environment generated by or referencing the Cooperative Applications and/or the SSG Products or any associated services; and (ii) include a link from any home pages or any Web page of SSG, any other SOFTBANK Affiliate, and any SSG customer or licensee (who does not object to such link), that uses InterTrust Commerce Technology in its products or in connection with its services, which materially promotes or otherwise supports SSG Products, Cooperative Applications and associated services, to a home page that InterTrust may provide for such purpose on the World Wide Web or the equivalent thereof on any other electronic network.

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                                                                    CONFIDENTIAL

     Notwithstanding the foregoing, neither SSG nor any SOFTBANK Affiliate shall have any obligation to provide any such link to the extent that InterTrust's home page: (a) references any software distributor other than SSG, SOFTBANK, or a SOFTBANK Affiliate as an InterTrust provider of software distribution clearinghouse transaction services; or (b) contains materials, or points to another website that contains materials, directly and substantially in conflict with SSG's material commercial interests. Before any such link is removed or not established for the reasons set forth in subsection (a) and (b) immediately above, SSG shall provide InterTrust with four (4) days prior written notice describing any such material conflict and afford InterTrust the opportunity to comment upon and, if appropriate, correct such conflict. InterTrust shall be afforded the opportunity to have a link re-established promptly upon any rectification of a material conflict.

          (c) Prospective Notice. The Notices shall be effective beginning on
              ------------------
     the date InterTrust gives SSG written notice thereof and SSG shall as soon as reasonably commercially practicable implement and/or comply with applicable portions thereof.

     6.4  InterTrust Trademarks.
          ---------------------

          (a) Standards. SSG expressly recognizes the importance of
              ---------
     InterTrust's reputation and goodwill, and of maintaining high, uniformly applied standards of quality in connection with SSG's use and distribution of products, applications, and services pursuant hereto bearing InterTrust Trademarks. Consequently, to maintain InterTrust's interest in and rights to the InterTrust Trademarks, products, and associated services, and to maintain in the mind of the public and customers that InterTrust Technology and its components represent sufficient levels of quality, trust and reliability, SSG shall utilize the InterTrust Trademarks in accordance with trademark guidelines (including approved samples and exemplars) as provided herein and as may be provided to SSG by InterTrust. Such trademark guidelines shall: (i) include a list of InterTrust trademarks that have been registered, or applied for, and shall specify restrictions on use, if any, including permitted and prohibited countries and jurisdictions; and
     (ii) may be revised from time to time by InterTrust. InterTrust Trademarks, as listed on Exhibit C attached hereto, may be reasonably modified by InterTrust from time to time upon InterTrust's provision to SSG of reasonable prior written notice. Any such modification shall not include any names, logos or marks that substantially conflict with any then-existing trademark rights of SSG.

          (b) Trademark Ownership; Contestability. SSG acknowledges and agrees
              -----------------------------------
     that all uses of InterTrust Trademarks as permitted hereunder, and the goodwill associated therewith, shall inure solely to the benefit of InterTrust. SSG agrees that it shall not contest the validity of any InterTrust Trademarks or registrations thereof or applications with respect thereto, or InterTrust's exclusive ownership of the InterTrust Trademarks or their associated goodwill. SSG agrees to make available to InterTrust, upon request, copies of SSG's records and such other documentary evidence as is/are retained in the ordinary course of business regarding its use of the InterTrust Trademarks, and information regarding first use of the InterTrust Trademarks by SSG in each country.

          (c) Confusing Similarity. SSG shall not use any marks identical with
              --------------------
     or confusingly similar to any of the InterTrust Trademarks, shall not register or attempt to

                                                                    CONFIDENTIAL

     register any marks identical with or confusingly similar to InterTrust's Trademarks, and shall not permit any SOFTBANK Affiliate to use or affix any trademark of such Affiliate on any SSG Product supplied to such Affiliate, to the extent such Affiliate distributes, provides services for, or transfers to others any product other than a product incorporating InterTrust Technology, using Secure Containers that bears a trademark of such Affiliate.

          (d) Prospective Notice. Changes in the InterTrust Trademarks and such
              ------------------
     standards of quality shall be effective beginning on the date InterTrust gives SSG written notice thereof and SSG shall, as soon as reasonably commercially practicable thereafter, implement and/or comply with such respective portions thereof.

     6.5  SSG's Use of SSG Trademarks on Cooperative Applications and SSG
          ---------------------------------------------------------------
Products. To promote the branded and distinct identity of any InterTrust
--------
Compliant Cooperative Application, SSG Products, associated services or any other such products used in commerce by SSG and/or distributed, sold or otherwise transferred by SSG to Customers as provided hereunder, SSG acknowledges and agrees that any trademark or logo used by SSG in commerce to specifically identify, label or market a Cooperative Application, SSG Product, or services associated therewith (other than trademark or logos that serve to generally identify SSG or SOFTBANK, or any Affiliate or sublicensee thereof) shall not, concurrently or thereafter, be used to identify any product or services other than such SSG Products, Cooperative Applications and associated services, whether by SSG or pursuant to license or sublicense from SSG.

     6.6  SSG Trademarks. Subject to the terms and conditions of this
          --------------
Agreement, SSG grants to InterTrust during the term of this Agreement a limited, nonexclusive, royalty-free, worldwide license, without the right of sublicense except to InterTrust's Affiliates, to use the SSG Trademarks solely in connection with any publicity pursuant to Article 8 hereof, unless otherwise agreed by SSG. InterTrust shall obtain permission from SSG for any further use of SSG's Trademarks and shall comply with SSG instructions provided in writing by SSG concerning such further use of any SSG Trademarks. InterTrust shall comply with any reasonable guidelines provided in writing by SSG concerning such use of any SSG Trademarks and shall comply with the provisions of Section 6.4 as reasonably applied to the use of SSG Trademarks. Such SSG Trademark guidelines shall include a list of SSG Trademarks that have been registered, applied for, or used in interstate commerce and shall specify restrictions on use, including permitted countries and jurisdictions. SSG Trademarks, as listed on Exhibit C attached hereto, may be reasonably modified by SSG from time to time upon SSG's provision to InterTrust of reasonable prior written notice thereof. Any such modification will not include any names, logos or marks that substantially conflict with then-existing trademark rights of InterTrust.

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                                                                    CONFIDENTIAL

                  ARTICLE 7. LICENSE FEES AND PAYMENT TERMS.

     7.1  Fees and Royalties.
          ------------------

          (a   InterTrust Technology Fees and Royalties. In consideration of
               ----------------------------------------
     the licenses granted to SSG herein and the other terms and conditions hereof, SSG shall pay to InterTrust the following amounts, net of any withholding tax; provided that no fees or royalties shall be due hereunder
                      -------- ----
     for any set-up, interfacing, or development fees paid to SSG and associated with the initial establishment of commercial services by SSG, but not in lieu of any fees or royalties for commercial services:

               (i) Nonrefundable license fees totaling in the aggregate [*] dollars (US$[*]), which shall be [*] InterTrust as set forth in Sections [*] and [*] below, in accordance with Section 7.1(b) hereof (the [*]), and payable in the following amounts:

                    (1 [*] dollars (US$[*]), payable concurrently with the execution hereof;

                    (2 [*] dollars (US$[*]), payable within seven (7) days after InterTrust has made available the beta version of the SDK 1.0 to SSG; and

                    (3 [*] dollars (US$[*]), payable upon the earlier of such time that SSG first transfers, distributes or uses for commercial purposes a SSG Product or Cooperative Application, or first performs for commercial purposes any Clearinghouse Function;

               (ii) based at least in part on the performance of Clearinghouse
          Functions:

                    (1) a royalty of [*] percent ([*]%) of the Gross Commercial Value of each Content Transaction;

                    (2) a royalty of [*] percent ([*]%) of all revenue and/or other consideration received pursuant to this Agreement for performance of such Clearinghouse Functions, but not including Content Transactions as set forth in Section 7.1(a)(ii)(1) above (an "Alternative Transaction"); or

                    (3) where a single instance of the performance of Clearinghouse Functions includes at least one aspect involving a Content Transaction and at least one other aspect involving an Alternative Transaction, a royalty consisting of the sum of a royalty calculated pursuant to section 7.1(a)(ii)(1) for such Content Transaction aspect and a royalty calculated pursuant to section

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

                         7.1(a)(ii)(2) for such Alternative Transaction aspect. The Alternative Transaction aspect will be calculated only on any value received above and beyond the Gross Commercial Value of the Content Transaction.

               (iii) for all revenue or other consideration, if any, derived by SSG in connection with the sale, distribution or other use of Cooperative Applications and/or SSG Products:

                         a royalty of [*] percent ([*]%) of all such revenue and consideration.

          (b   [*] and [*]. Commencing on January 1, 1998
               -----------
     and continuing until December 31, 2002, SSG shall be entitled to [*] of all [*] under Sections [*] and [*] in a calendar quarter [*]; provided
                                                                   --------
     that the total amount of all such [*] shall not [*] ($[*]) in the [*].
     ----

          (c   Support Fee. In partial consideration of InterTrust's provision
               -----------
     of the Assistance and other technical support set forth in Section 3.3 hereof, SSG shall pay to InterTrust the amount of [*] dollars (US$[*]) per year during the Support Period (the "Support Fee"). Such fee shall be
                                          -----------
     adjusted from year to year, in proportion with changes in the consumer price index published by the Bank of America, or its equivalent in the absence of the availability thereof. SSG shall pay the Support Fee in four quarterly installments within thirty (30) days after each calendar quarter in accordance with Section 7.2 hereof. Such Support Fee will no longer be payable if InterTrust discontinues the support and Assistance set forth in
     Section 3.3 for any reason.

          (d)  [*]

     7.2  Payment Procedure. Except as otherwise expressly provided in this
          -----------------
Agreement, within [*] ([*]) days after the end of each calendar quarter, SSG shall pay InterTrust all amounts due and/or payable pursuant to the licenses granted hereunder, and received during such calendar quarter. SSG shall make all payments hereunder by corporate check (except corporate checks shall not be used for payments due under Section 7.1(a)(i)(1) and (2)) or by wire transfer to such account as designated by InterTrust in writing. Concurrently with each royalty payment, SSG shall provide to InterTrust a written royalty report, certified to be accurate by an officer of


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

Upgrade Corporation of America and/or SOFTBANK Internet Services, Inc., as applicable, specifying: (i) the revenues derived by SSG that are subject to royalties during each calendar month of such quarter; (ii) the basis for calculation of the amounts due and payable; and (iii) summaries of business records employed by SSG to arrive at the information set forth in (i) and (ii) immediately above. The manner of calculation of the amounts due and payable to InterTrust hereunder shall be determined in accordance with recognized and generally accepted U.S. accounting procedures and principles that shall be consistently applied to all such payments.

     7.3  Currency. Gross Commercial Value and all consideration received by
          --------
SSG pursuant to Sections 7.1(a)(ii) or 7.1(a)(iii) in a currency other than U.S. dollars shall be converted by SSG to U.S. dollars on a monthly basis for purposes of payment to InterTrust on a quarterly basis (unless otherwise specified by InterTrust in its sole discretion to be paid in another single alternative currency upon providing ninety (90) days prior written notice thereof) according to the official rate of exchange for such currency, as published by the Marine Midland Bank on the last business day during each calendar month of a calendar quarter for which such royalties are due. If the Marine Midland Bank ceases or fails to publish such official rate of exchange at any time during the term of this Agreement, the official rate of exchange during any such period of cessation shall be such rate as published by the Bank of America (San Francisco, California) or its legal successor on the last working day of such calendar quarter for which such royalties are due.

     7.4  Taxes. SSG shall pay taxes, including but not limited to withholding
          -----
taxes, imposed by any foreign government or any other jurisdictions outside of the United States, as applicable, on all fees and royalties payable to InterTrust under this Agreement. SSG shall be responsible for payment of all sales, use, value-added and other taxes, duties and other charges that may fall due with respect to the transfer to or licensing, reproduction, distribution, and/or use by SSG of the Cooperative Applications and the SSG Products, and with respect to SSG's activities with respect to the Clearinghouse Functions. InterTrust shall be responsible for payment of all sales, use, value-added and other taxes that may be imposed by the United States government on InterTrust with respect to the transfer to or licensing to SSG of the InterTrust Technology hereunder or with respect to the payments received hereunder.

     7.5  Interest. SSG agrees that all sums owed or payable to InterTrust
          --------
hereunder shall bear interest (compounded daily) at the rate of [*] percent ([*]%) per month or [*] ([*]) points above the U.S. Prime Rate on an annualized basis as published at the end of a calendar quarter for which such royalties are due, whichever is higher, or such lower rate as may be the maximum rate permitted under applicable law, from the date upon which payment of the same shall first become due up to and including the date of payment thereof whether before or after judgment, and that SSG shall be additionally liable for all costs and expenses of collection, including, without limitation, reasonable fees for attorneys and court costs. Notwithstanding the foregoing, such specified rate of interest shall not excuse or in any way whatsoever be construed as a waiver of SSG's express obligation to timely provide any and all payments due to InterTrust hereunder.

     7.6  Audit. SSG shall maintain at its principal place of business during
          -----
the term of this Agreement and for a period of [*] ([*]) years thereafter all books, records, accounts, and technical materials regarding SSG's activities in connection herewith sufficient to determine and confirm SSG's royalty obligations and other material obligations hereunder. Upon InterTrust's request,

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                   CONFIDENTIAL

SSG will permit an auditor or agent of InterTrust's choice (subject to SSG's consent, which shall not be unreasonably withheld or delayed) to examine and audit, during a reasonable time (but no more than [*] every [*] ([*]) months), such books, records, accounts, documentation and materials, and take extracts therefrom or make copies thereof for the purpose of verifying the correctness of SSG's reported royalty statements and payments provided by SSG or compliance with the license terms and other material obligations hereunder. SSG shall pay any unpaid delinquent amounts within ten (10) days of InterTrust's request. To the extent such examination: (a) discloses an underpayment of more than [*] dollars ($[*]) and such underpayment represents a sum greater than [*] percent ([*]%) of the sums paid to InterTrust by SSG during the applicable period subject to such audit; or (b) discloses an underpayment of more than [*] dollars ($[*]), SSG shall fully reimburse InterTrust, promptly upon demand, for the fees and disbursements due the auditor for such audit; provided that such prompt payment shall not be in lieu of any other remedies or rights available to InterTrust hereunder. If an audit reveals an overpayment, InterTrust shall notify SSG of such overpayment and SSG will apply the amount of such overpayment against future royalties due and payable to InterTrust. Notwithstanding the foregoing, within [*] ([*]) days of a request by SSG, InterTrust shall reimburse SSG up to [*] dollars ($[*]) of any such overpayment amount; provided that InterTrust posted a profit in accordance with GAAP in the calendar year preceding such request. Any balance will be paid from future royalties as provided for above.


               ARTICLE 8. PROPRIETARY INFORMATION AND OWNERSHIP.

     8.1  InterTrust Ownership.  SSG acknowledges and agrees that, as between
          --------------------
InterTrust and SSG, InterTrust is the sole and exclusive owner of, and shall retain and hereby reserves (and nothing herein shall alter InterTrust's reservation of) all right title and interest in: (i) the InterTrust Technology, enhancements and modifications thereto, and derivative works thereof created by or for InterTrust, and all Intellectual Property Rights embodied therein; (ii) all Intellectual Property Rights created, or embodied in any works (whether tangible or intangible) created, independently by InterTrust in connection with its performance of this Agreement, including participation in any Cooperative Application Project Plan; and (iii) Modified Technology not owned by SSG pursuant to Section 8.2 hereof, and all Intellectual Property Rights embodied therein (collectively, the "InterTrust Property"). No provision contained in
                            -------------------
this Agreement shall be construed to transfer to SSG or any other Person any title or ownership interest in any InterTrust Property.

     8.2  SSG Ownership.  Subject to InterTrust's ownership rights under Section
          -------------
8.1, as between SSG and InterTrust, SSG shall be the sole and exclusive owner of the portions of the following created solely by SSG hereunder: (i) any SSG Products; (ii) Modified Technology (except such Modified Technology that merely reimplements the existing functionality of InterTrust Technology provided to SSG, including, for example, porting or translation thereof); (iii) all Intellectual Property Rights created, or embodied in any works (whether tangible or intangible) created, independently by SSG in connection with its performance of this Agreement, including participation in any Cooperative Application Project Plan to the extent permitted under its licenses hereunder; and (iv) modifications or derivative works that are created by SSG and/or incorporated by SSG into products unless prior to creation and/or incorporation SSG knows that such modifications or derivative works fall outside the scope of its licenses hereunder. SSG further agrees that with respect to any technology subject to Section (iv) immediately above or


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

any Intellectual Property Rights in such technology, SSG shall have no right to use, transfer, assign, license or otherwise exploit in any manner any portion thereof for any purpose whatsoever unless SSG shall have first negotiated and obtained on terms acceptable to InterTrust and SSG in their discretion a cooperative use agreement with InterTrust therefor.

     8.3  Joint Ownership.  The Parties may from time to time discuss and
          ---------------
mutually agree in writing upon the division of ownership rights appropriate for a Cooperative Application as to be set forth in the applicable Cooperative Application Project Plan in accordance with Section 4.1 hereof. Except as otherwise set forth in a Cooperative Application Project Plan or otherwise expressly provided herein, to the extent any Intellectual Property or tangible embodiment thereof (the "Joint Intellectual Property") is deemed by applicable
                         ---------------------------
law to be jointly created by the Parties under this Agreement, InterTrust and SSG shall jointly own such Joint Intellectual Property and neither Party shall be required to account to the other Party for profits from any exploitation thereof.

     8.4  SSG License to InterTrust.  In consideration of the licenses granted,
          -------------------------
and other consideration provided, by InterTrust to SSG under this Agreement, during the term of this Agreement, SSG hereby grants to InterTrust, its Affiliates, and their successors, assigns, and direct and indirect customers a nonexclusive, royalty-free and worldwide license under the Intellectual Property Rights of SSG (i) to make, have made, use, sell, offer for sale, import, distribute and/or otherwise exploit any products or perform any services directly relating to the InterTrust and/or DigiBox Technology, but solely to the extent that such activities would, but for such license, infringe any patent rights of SSG, or its sublicensees; (ii) to use Cooperative Applications and SSG Products solely in connection with InterTrust's internal development of any product or performance of any services; and (iii) to make, have made, use, sell, offer for sale, import, distribute and/or otherwise exploit any products or perform any services directly relating to electronic rights management, distributed electronic event management, or distributed operating system technology, but solely to the extent that, but for such license, such products or services would infringe any claims of a patent disclosing and/or claiming any Modified Technology.



     ARTICLE 9. PROMOTION AND MARKETING

     9.1  Joint Press Release.  Promptly after the Effective Date, the Parties
          -------------------
shall work together to publicly issue one or more mutually agreeable press releases disclosing the existence of this Agreement (but excluding any reference to either Party's [*] set forth in Article 10 hereof), describing the Parties' intentions to develop important electronic commerce industry standards, services, and technology and generally promoting the InterTrust Technology and the InterTrust secure, general purpose interoperable commerce environment, SSG Products, and InterTrust related services of SSG (the "Joint Press Releases").
                                                       --------------------
Unless otherwise agreed in writing, all further public disclosures by either Party concerning the subject matter of the Joint Press Releases shall be consistent with the content of the Joint Press Releases. All other public disclosures with respect to the terms hereof shall be made in accordance with
Section 11.5.

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                    CONFIDENTIAL

     9.2  Promotion and Marketing.  The Parties shall jointly participate in
          -----------------------
and, in addition to the Marketing Program commitments set forth in Section 9.3, from time to time (as they may agree) fund, promotional, marketing, and sales activities designed to: (i) increase industry awareness of both InterTrust and InterTrust Technology, including in particular InterTrust, and SSG, SSG Products and any associated services, any other InterTrust Compliant products or services marketed and labeled under a SOFTBANK or SOFTBANK Affiliate trademark as provided herein, and Cooperative Applications and any services associated therewith; (ii) attract content developers and users; (iii) encourage the development of tools and applications that employ InterTrust Technology, SSG Products and Cooperative Applications; (iv) identify potential InterTrust related development and/or licensing partners for InterTrust and/or SSG and/or other SOFTBANK Affiliates, as appropriate; and (v) encourage broad adoption of InterTrust Technology in the industry. At no time shall SSG make any representation or warranty to any Person materially inconsistent with: (a) InterTrust Specifications or Documentation; or (b) the efforts of the Parties with respect to promotion, marketing or other matters under this Agreement.

     9.3  Marketing Program.  SSG shall conduct a marketing program, commencing
          -----------------
promptly following the Effective Date and continuing through the period six (6) months after SSG's first commercial distribution or use of any SSG Product or related service (the "Marketing Project Period") to promote InterTrust Commerce
                      ------------------------
Technology-based products and services as follows:

          (a) Prior to October 1, 1996, SSG, with InterTrust's assistance, shall develop a detailed outline for the marketing program (the "Marketing
                                                                      ---------
     Outline"), which shall be subject to each Party's reasonable approval.  The
     -------
     Marketing Outline will set forth, at a minimum, detailed proposed Marketing Activities (as defined below) on a quarterly basis, and a proposed schedule, budget, and expense allocation (the "Allocated Expenses") for
                                                    --------- --------
     SSG's cooperative marketing efforts in connection with the Marketing Activities (such allocation to include, as mutually and reasonably agreed by the Parties, pro rata portions of overhead and expenses as appropriate).

          (b) The Marketing Outline shall include, at minimum, the following activities, and other activities as the Parties may agree (collectively, the "Marketing Activities"): (i) advertisement of InterTrust prominently
          --------------------
     in conjunction with SSG-advertised electronic commerce activities of SSG products and/or services; (ii) prominent placement on SSG's, and, as relevant, SOFTBANK Affiliates' primary world wide web page(s) of the InterTrust logo and such other reasonable, limited marketing statements that InterTrust may provide to SSG and that are mutually agreeable to both Parties; and (iii) such other activities as the Parties may mutually agree in order to feature InterTrust, such as utilization of the marketing and promotional means of certain SSG and/or SOFTBANK Affiliates (such as, for example, Phoenix Publishing Systems, Inc., SOFTBANK COMDEX Inc., and Ziff Davis Publishing Company)

          (c) During the Marketing Project Period, SSG shall directly expend at least [*] dollars (US$[*]) in Allocated Expenses to carry out the activities set forth in the Marketing Outline. Such expenditure shall be deemed to be a material obligation of SSG hereunder. If at the end of the Marketing Project Period SSG has spent less than [*] dollars (US$[*]) pursuant to the marketing program (the

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

     amount so spent subtracted from $[*] constituting the "Deficit Amount"),
                                                            --------------
     SSG shall pay the entirety of such Deficit Amount directly to InterTrust within thirty (30) days of the end of the Marketing Project Period.

     9.4   Technology Advisory Committee. To further strategic opportunities
           -----------------------------
among the Parties and to encourage feedback concerning InterTrust Technology, InterTrust currently intends to establish a committee limited to representatives of: (i) leading companies chosen from certain technology, financial and/or content industry companies that have close technology strategic relationships with InterTrust; and (ii) certain leading experts in technology or business applicable to information and electronic commerce (the "Technology Advisory
                                                        -------------------
Committee").  The Technology Advisory Committee will meet regularly at a forum
---------
to be selected by InterTrust for the purpose of discussing and exchanging ideas for improving the functionality, interoperability, and market acceptability of InterTrust Technology and related issues pertaining to the electronic commerce industry. Upon the establishment of the Technology Advisory Committee: (a) InterTrust shall grant SSG the right to have one seat as a member thereof for a period of three (3) years; and (b) SSG shall promptly elect and notify InterTrust of its designation of an executive (who may be an employee of SSG, SOFTBANK, or an Affiliate) to serve on such committee. SSG shall: (1) be responsible for all acts and omissions of the representative in connection with the Technology Advisory Committee; and (2) pay for all expenses incurred by SSG in connection with participation on such Committee. SSG and its representative shall abide by all commercially reasonable rules and policies established by InterTrust for the Technology Advisory Committee. Notwithstanding the foregoing portion of this Section 9.4, SSG membership on the Technology Advisory Committee shall be subject to termination (in InterTrust's sole discretion) in the event that: (A) SSG's representative materially fails to comply with any of the rules established by InterTrust for the Technology Advisory Committee; (B) SSG materially breaches any of its representations, warranties or obligations under this Agreement; (C) SOFTBANK and/or UCA sells or transfers all or any portion of InterTrust securities obtained pursuant to the Stock Purchase Warrant Agreements to an initial public offering of InterTrust's securities); (D) SSG engages in any activities that materially conflict with InterTrust's interests; or (E) InterTrust, in its discretion, dissolves or discontinues the Technology Advisory Committee.


                     ARTICLE 10. [*].

     10.1 [*]. In consideration for [*] obligations hereunder, [*] pursuant to Section 10.2, and the funds to be [*] to [*] and [*], [*] agrees to the following [*] (the [*]). Without obtaining the express prior written consent of [*], which consent [*] may grant or deny in its sole discretion, commencing on the Effective Date and continuing until [*] months after the date on which [*] provides its [*] ([*]) product to [*] (the [*]), [*] shall refrain from [*] to any of the entities listed on Exhibit [*] hereto a [*] under the [*] to perform [*] and [*] services in connection with the administration of the distribution and use of [*] (i.e., personal and business [*] and [*]) ([*]). The [*] shall not in any way be construed to extend beyond the narrow scope

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

herein provided, including, but not limited to, any of the excluded areas

("Excluded Areas") set forth on Exhibit [*] hereto.  Such First Period may be
----------------
extended for a period of time ending [*] ([*]) months from the Effective
Date (the "Additional Period"), to the extent that [*] executes an agreement
           -----------------
with [*], or three (3) of [*]s five (5) largest [*] customers (as determined on a [*]-received revenue basis), whereby [*] or such [*] customers adopt, as a primary means of electronic distribution of its [*] products or as its [*] system, [*] in the form of [*], [*] and/or [*] or wherein each such applicable company commits to incorporate [*] packaging and/or viewing capabilities in such companies' software application products (including update and update releases, as well as product reconfigurations and modifications thereof) that in the aggregate exceed [*] ([*]) [*] units (including application products and client software) shipped annually (based on annualized volumes measured in the highest volume quarter for such units within the previous five (5) calendar quarters preceding such agreement, or reasonably projected for such units in the next four (4) calendar quarters if such application product has not been shipped in each of the previous five (5) quarters). The Additional Period shall cease immediately (i) upon a failure by [*] to [*] ($[*]) in the aggregate in the technical development and/or promotion and sale of [*] or [*] directly related to supporting [*] services on or before the first anniversary of [*]s receipt of [*] (such amount to be calculated in accordance with generally accepted US accounting principles consistently applied (GAAP) and excluding any fees or [*] to [*] pursuant to this Agreement) or (ii) should [*] fail to commercially release a [*] on or before [*] ([*]) months after [*] has provided [*] with its [*] ([*]). [*] may, at any time, relieve itself of all of the obligations set forth in this Section 10.1 by, at its discretion, either: (a) [*] to [*] an amount equal to twice [*] (the Direct Expenses) incurred, limited to the amount
                               ---------------
of money that [*] can demonstrate through financial records (kept in accordance with GAAP) that it has directly expended in connection with the technical development or promotion and sale of [*] or [*] as contemplated hereunder, provided that such payment amount shall not exceed [*] dollars ($[*]) in the aggregate; or (ii) transferring to [*] (at no cost) [*] shares of [*], such type of [*] being [*]or a more [*], and otherwise the type of [*] being within [*]s sole reasonable commercial discretion, and the method of transfer being such method as upon which the Parties may agree in the exercise of their discretion. Notwithstanding the foregoing, in the event that [*] chooses to [*] such [*] shares to [*] and the [*] of such [*], as determined by [*]s board of directors in the exercise of good faith, is less than the Direct Expenses, [*] shall [*] to [*] an amount equivalent in [*] and/or the [*] equal to the difference between the amount of the Direct Expenses and such [*] of such [*]. To the extent [*] complies with this Section 10.1, [*] shall not be restricted from [*] or [*] any technology or Intellectual Property to [*].

     10.2 [*]. In partial consideration for: (i) [*]s performance of its obligations hereunder, including providing to [*] material access to confidential [*] and [*]; (ii) the rights granted to [*] hereunder; and (iii) [*] to [*] as set forth in Section 10.1 hereof, [*] agrees to the following partnering commitment (the "SSG [*]"). Without obtaining the express prior
                            ---
written consent of a [*]

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                    CONFIDENTIAL

[*] (as defined in Section [*] hereof), which consent [*] may grant or deny in its sole discretion, during the First Period, [*] shall: (a) [*] use the [*] as its [*] and [*] solution and refrain from performing any transactions or engaging in the creation of any business relationships relating to [*] other than those employing the [*]; and (b) [*] in, [*], or [*] the development, use or exploitation of any technology or products (other than the [*]) that contain or include any [*] of the [*] set forth in the [*] as described in Exhibit [*] attached hereto. With respect to the subject matter of subparagraph (b) immediately above, the First Period shall automatically (and without any further action) be extended for a period ending [*] ([*]) months from the Effective Date. Notwithstanding the foregoing: (1) any obligation pursuant to this Section
10.2 shall immediately cease, at [*]s option (upon the agreement of both [*] and [*]), if [*] has not provided the [*] to [*] by the end of the second quarter
(Q2) 1997; and (2) after such First Period, [*] in, [*], or [*] the development, use or exploitation of (A) any technology or products, so long as such technology or products do not include, and are not specially adapted to enable, any material portion of the [*] and (B) any technology or products that include, or are specially adapted to enable, any material portion of the [*] to the extent that such [*] may be incorporated by [*] in [*] or rightfully provided to [*] by another [*], and whereby such right to use said [*] is derived exclusively from and used solely pursuant to this Agreement, or from such other [*] as expressly allowed in its [*] with [*]. To the extent [*] complies with this Section 10.2, [*] shall not be restricted from developing or pursuing any business models or activities consistent with its licenses hereunder with any Person.

     10.3  Additional Provisions.  Any material breach of the foregoing
           ---------------------
provisions by a Party shall be subject to the specific remedies set forth in
Section 13.3, in addition to other remedies available to the other party under this Agreement, at law, or in equity. If one Party has been relieved of its [*] as set forth in this Article 10, the other Party shall be relieved of its [*] as well. In all events (except pursuant to Section 15.4 hereof), neither Party's [*] to the other shall extend beyond [*] ([*]) months after the Effective Date.

---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

                         ARTICLE 11. CONFIDENTIALITY.

     11.1  Classification of Technology and Documents For Confidentiality
           --------------------------------------------------------------
Purposes.  For ease in complying with the terms of this Article 11, information
--------
and documents to be exchanged by the Parties shall be marked, as appropriate, to identify the confidential or nonconfidential nature of the information. As regards InterTrust Technology (including Documentation) and other documents or information provided by InterTrust to SSG hereunder, such information shall be marked or indicated as: (i) "Unclassified"; (ii) "Confidential"; or (iii) "Top Secret." SSG information shall be marked as: (a) "Unclassified" or (b) "Confidential." A Party and its authorized personnel shall exercise careful judgment when they are in possession of information of the other Party that has not been marked or indicated with one of the above-described classifications.
If any information provided by one Party has not been marked or indicated as above and is not known with certainty by the receiving Party to have been either publicly released or otherwise classified as "Unclassified," then such other Party, its employees and any other person authorized to possess such information shall treat such information as "Confidential" except information provided by InterTrust relating to security capabilities, trustedness, and architecture (or design) integrity of the InterTrust Technology, which shall be considered to be "Top Secret" and shall be handled as provided by Section 11.2(b) hereof.

     11.2  InterTrust Information.
           ----------------------

           (a)  Confidential Information.  To the extent that SSG receives from
                ------------------------
     InterTrust under this Agreement any InterTrust Technology or any other information or technology that is marked "Confidential" when disclosed in written form, or indicated as "Confidential" when disclosed orally

     ("InterTrust Confidential Information"), SSG shall hold such InterTrust
     -------------------------------------
     Confidential Information in strict confidence and in a manner that: (i) is sufficiently secure for the character and content of the InterTrust Confidential Information; and (ii) is not less secure than procedures used by SSG to protect its comparably important information and technology. SSG shall not, without InterTrust's prior written consent, use, disclose, provide or otherwise make available any InterTrust Confidential Information to any person, except to any employee, director, consultant, agent or professional consultant ("Agents") of SSG or one or more of SSG's permitted
                               ------
     sublicensees as authorized under the terms and conditions of this Agreement, and their Agents of which each shall operate under the same restrictions as SSG. Furthermore, in each case of disclosure to an Agent of SSG or an authorized sublicensee, access to such InterTrust Confidential Information shall be allowed only to Agents who have a reasonable need to know such InterTrust Confidential Information, and then only to the extent necessary to enable SSG or any such authorized sublicensee to use InterTrust Confidential Information solely to exercise its license (or sublicense) hereunder and/or as expressly allowed hereunder. SSG and any such sublicensees, as the case may be, shall: (a) require their Agents having access to any portion of InterTrust Confidential Information to strictly maintain its confidentiality; and (b) ensure that each such Agent shall have executed with SSG and/or an authorized sublicensee (as applicable) a written non-disclosure/non-use agreement in the form set forth on Exhibit G at all hereto or as subsequently provided by InterTrust, or SSG's or such sublicensee's applicable form agreement which shall effectively and comparably bind such Agent to the same scope as InterTrust's form agreement, and which SSG's or sublicensee's form agreement shall be subject to InterTrust's reasonable prior written approval. SSG shall notify InterTrust

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                                                                    CONFIDENTIAL

     promptly in writing of any unauthorized disclosure or other misuse or misappropriation of any portions of the InterTrust Confidential Information. SSG and any sublicensee (as appropriate) shall be fully responsible for any breach of SSG's or sublicensees' obligations under this Agreement by any Agent to whom such InterTrust Confidential Information has been disclosed. Any obligation of SSG to keep InterTrust Confidential Information in confidence shall expire thirty-six (36) months after disclosure of such information by InterTrust to SSG.

          (b)  Top Secret Information.  In order to protect InterTrust's rights,
               ----------------------
     the rights of InterTrust licensees, and the secure interoperability and reputation of InterTrust implementations, SSG shall treat any InterTrust Technology or other confidential information that is either marked "Top Secret" when disclosed in written form, or indicated as "Top Secret" when disclosed orally ("Top Secret Information") in a manner not less secure
                        ----------------------
     than SSG's most secret information and, in all events in a manner sufficient to reasonably ensure the security of such Top Secret Information, given such great sensitivity of such Top Secret Information. SSG shall allow disclosure of such Top Secret Information to no more than [*] designated individual employees of SSG at any time (and to no sublicensee Agents), each of whom has a direct need to know such information or be exposed to such Top Secret Information (as agreed in each case by InterTrust) and then only to the extent necessary for SSG to use Top Secret Information solely to exercise its rights and perform its obligations under this Agreement. SSG shall not substitute any employee designated to receive Top Secret Information with another employee, unless such designated employee's employment with SSG has been terminated and such person is no longer able to serve the intended role. None of such employees shall receive a disclosure of any such Top Secret Information until: (i) such employee becomes bound by personally executing an InterTrust Top Secrecy Agreement (in the form set forth in Exhibit G hereto or as subsequently provided by InterTrust) covering such information and exposure; and (ii) an original executed copy of such agreement is received by InterTrust, with return receipt provided to SSG, which such receipt may be provided by fax communication if so requested in writing. Notwithstanding the foregoing, SSG and SSG employees described above shall make no physical embodiments (for example, any reproduction or copy, including descriptive notes) whatsoever of Top Secret Information, without the prior express written authorization from InterTrust's Chairman of Board, President or any other InterTrust Officer designated in a written communication to SSG signed by InterTrust's Chairman of the Board (the

     "Designated Officers"), nor shall SSG or such SSG employees disclose any
     --------------------
     Top Secret Information to any Person, except as described in this Section 11.2(b). If SSG becomes aware that any Top Secret Information has been disclosed or treated other than as set forth in this Section 11.2(b), and/or as specified in a Top Secrecy Agreement, SSG shall immediately inform InterTrust of such occurrence and take immediate steps to correct such compromise. SSG shall maintain a log of the employees accessing and location of all originals and other tangible embodiments of all Top Secret Information. SSG shall be fully responsible for any breach by any SSG employee of this Agreement related to the unauthorized use or disclosure of Top Secret Information.

     11.3  SSG Information.  To the extent that InterTrust receives SSG
           ---------------
confidential information that is either marked "confidential" when disclosed in written form or indicated as "confidential" when disclosed orally ("SSG
                                                                    ---
Confidential Information"), under this Agreement,
------------------------


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                    CONFIDENTIAL

InterTrust shall hold said SSG Confidential Information in confidence in a manner that is sufficiently secure for the character and content of the information and under no circumstances shall such SSG Confidential Information be held in a manner that is less secure than procedures used by InterTrust in connection with its comparably important information. Except as to the disclosure by SSG of the Modified Technology or such disclosures inherent in the Certification Testing of SSG Products, Cooperative Applications and/or any associated services pursuant hereto and only to the extent expressly specified by InterTrust Specifications, SSG shall not disclose or otherwise provide or make available any SSG Confidential Information which is directly related to InterTrust Technology and InterTrust's business activities, without first acquiring written approval from a Designated Officer of InterTrust. InterTrust shall not use, disclose, provide or otherwise make available any SSG Confidential Information it has received in any form to any person except an Agent of InterTrust. In a disclosure to Agents of InterTrust, access to SSG Confidential Information shall be allowed only to Agents who have a reasonable need to know such confidential information and only to the extent necessary to enable InterTrust to use confidential information to exercise its rights and perform its obligations hereunder. InterTrust shall: (a) require its Agents having access to any portion of confidential information to strictly maintain its confidentiality; and (b) ensure that each such Agent shall have executed with InterTrust a written non-disclosure/non-use agreement provided by SSG, or InterTrust's applicable form agreement which shall effectively and comparably bind such Agent to the same scope as SSG's form agreement, and which InterTrust form agreement shall be subject to SSG's reasonable prior written approval. Upon such approval the SSG form agreement will be attached as an Exhibit hereto. InterTrust agrees to notify SSG promptly in writing of any unauthorized disclosure or other misuse or misappropriation of SSG Confidential Information provided to InterTrust which may come to the attention of an InterTrust officer. InterTrust shall be fully responsible for any breach of InterTrust's obligations under this Agreement by any Agent to whom such SSG Confidential Information has been disclosed. Any obligation of InterTrust to keep SSG information in confidence shall expire thirty-six (36) months after disclosure of such information by SSG to InterTrust.

     11.4  Exceptions.  Notwithstanding the provisions of Sections 11.2 and 11.3
           ----------
above, and except as to "Top Secret" information as provided in Section 11.2(b), the confidentiality restrictions herein shall not apply to information that the recipient thereof can demonstrate: (i) is or becomes generally known to the public through no breach of any of these obligations, as of the date such information becomes so known; (ii) is or shall have been independently developed by such recipient by employees who had no access to such information; or (iii) is or shall have been rightfully received, with no obligation of confidentiality or non-use, by such recipient from any Person (other than as a result of another Person's breach of an obligation of confidentiality to the discloser of such information), as of the date such information is so received. In the event any Party is required by law, regulation or order of a court or other authority of competent jurisdiction to disclose the other Party's Confidential Information, such Party shall notify such other Party as promptly as possible, and shall, upon such other Party's request, reasonably assist in challenging or restricting the scope of such required disclosure. Top Secret information may be disclosed only upon InterTrust's prior written approval. In all events, a Party subject to such required disclosure shall disclose only such information that is strictly required pursuant thereto and no further information.

     11.5  Confidentiality of Agreement and Publicity.  Except as otherwise
           ------------------------------------------
provided in Sections 9.1 and 11.4 hereof, neither Party hereto shall at any time, without the prior written

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                                                                    CONFIDENTIAL

consent of the other Party, disclose the specific details of the terms and conditions of this Agreement to any Person, other than: (i) Agents having a substantial need to know; (ii) as required by law in connection with any initial public offering of securities pursuant to a registration under the Securities Act of 1933, as amended (an "IPO") (iii) investors holding approximately one percent (1%) or more of the outstanding equity shares of such Party prior to an IPO and having no reasonably anticipated conflict of interest with the disclosing party; (iv) potential investors who may purchase approximately one percent (1%) or more of the outstanding equity shares of such Party prior to an IPO and having no reasonably anticipated conflict of interest with the disclosing party; and/or (v) financial institutions, professional advisors and/or other consultants having a reasonable need to know and having no reasonably anticipated conflict of interest with the disclosing party. In each and every case set forth above, the receiving Person shall be bound by a confidentiality agreement sufficient in scope to protect the Parties' rights and interests hereunder. Notwithstanding the foregoing provisions of this Section 11.5: (a) either Party may publicly discuss or otherwise disclose that an agreement exists between the Parties to develop InterTrust Compliant electronic commerce industry standards, products and services, but may provide no further material details as to the specific activities or commitments of the other Party without the prior written consent of the other Party; and (b) either Party may make such disclosures to the extent permitted under this Section 11.5 in order to comply with its obligations or enforce its rights under this Agreement.

     11.6  Confidentiality of Payments, Audit and Certification Testing. All
           ------------------------------------------------------------
information received during an audit or pursuant to a Certification Program as provided herein, all information concerning Certification Testing (including any results thereof and any information received pursuant to any Certification Testing), and all payment information received pursuant to this Agreement, shall be treated as confidential information pursuant to Sections 11.2(a), 11.3 and
11.4 hereof. Notwithstanding the foregoing, information concerning whether a SSG Product, Cooperative Application or an associated services being disseminated or used in commerce is Compliant with InterTrust Specifications shall not be treated as confidential information under any provision of this Agreement.

     11.7  NDA. Subject to the provisions of this Article 11, upon the Effective
           ---
Date of this Agreement, information relating to the subject matter of this Agreement, when disclosed after the Effective Date shall be covered by the confidentiality provisions of this Article 11. Any information disclosed relating to the subject matter of this Agreement when disclosed prior to the Effective Date or relating to subject matter outside of this Agreement shall be covered under the Non-Disclosure/Non-Use Agreement between InterTrust and SOFTBANK dated March 6, 1996.


                  ARTICLE 12. REPRESENTATIONS AND WARRANTIES.

     12.1  Representations and Warranties of Both Parties.  Each Party hereto
           ----------------------------------------------
represents and warrants to the other Party that as of the Effective Date:

           (a) such Party is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is organized, with full corporate power and authority to carry on its business as it is now being conducted;

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                                                                    CONFIDENTIAL

           (b) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by such Party. No other corporate or shareholder action or other proceeding on the part of such Party or its shareholders is necessary to authorize this Agreement and the consummation of the transactions contemplated hereby;

           (c) this Agreement constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or similar laws now or hereafter in effect relating to creditors' rights; and

           (d) neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the charter or organizational documents of such Party.

     12.2  Representations and Warranties of InterTrust.  In addition to Section
           --------------------------------------------
12.1 above, InterTrust represents and warrants to SSG that as of the Effective
Date:

           (a) InterTrust owns or has the right to grant the licenses hereunder with respect to the InterTrust Technology and the Licensed Rights; and

           (b) to InterTrust's knowledge, neither the InterTrust Technology nor the Licensed Rights infringe any Person's valid U.S. patent, copyright, or trade secret right, and no claims or allegations of any such infringement have been made (except as disclosed by InterTrust to SSG), PROVIDED THAT
                                                                -------- ----
     INTERTRUST MAKES NO WARRANTY WITH RESPECT TO THE INFRINGEMENT OF ANY TRADEMARK RIGHTS, OR ANY PATENT RIGHTS OTHER THAN THE FOREGOING REPRESENTATION THAT IT IS UNAWARE OF ANY SUCH INFRINGEMENT.

     12.3  Limitation.  EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT TO THE
           ----------
CONTRARY: (i) THE INTERTRUST TECHNOLOGY PRODUCTS ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT; AND (ii) THE ENTIRE RISK AS TO THE QUALITY, ACCURACY, INFRINGEMENT AND PERFORMANCE OF THE INTERTRUST TECHNOLOGY PRODUCTS IS WITH SSG. INTERTRUST DOES NOT WARRANT THAT INTERTRUST TECHNOLOGY OR THE INTERTRUST TECHNOLOGY PRODUCTS WILL MEET SSG'S PRODUCTS OR THOSE OF ANY THIRD PARTY AND, IN PARTICULAR, INTERTRUST DOES NOT WARRANT THAT THE INTERTRUST TECHNOLOGY PRODUCTS WILL BE ERROR FREE OR WILL OPERATE WITHOUT INTERRUPTION.

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                                                                    CONFIDENTIAL

                   ARTICLE 13. INDEMNIFICATION AND REMEDIES.

     13.1  Indemnification.
           ---------------

           (a)  InterTrust Indemnification.  InterTrust shall indemnify and hold
                --------------------------
     SSG and its employees, officers and directors (the "SSG Parties") harmless
                                                         -----------
     from any and all liability, judgments, costs, damages, claims, suits, actions, proceedings, expenses and/or other losses, including reasonable attorneys' fees (collectively, "Claims") or portions thereof, to the extent
                                     ------
     awarded by a court of competent jurisdiction or pursuant to a settlement as provided hereunder, resulting from controversies or litigation asserted by any Person against the SSG Parties arising directly or indirectly from:
     (i) InterTrust's breach of any of its obligations under this Agreement, or its representations and warranties set forth in Article 12; and (ii) SSG's proper use of InterTrust Trademarks as set forth herein; provided, however,
                                                              --------  -------
     that, with respect to InterTrust's representations under Section 12.2(b),
     ----
     12.2(b) hereof, this indemnity does not extend to any Claim relating to:
     (1) any Modified Technology or other modifications thereto made by SSG or any Person or combinations of the InterTrust Technology with any product, technology or service of SSG or of any Person where such Claim would have been avoided in the absence of such modification or combination; or (2) the use of any InterTrust Technology in any manner inconsistent with InterTrust Specifications or Documentation (collectively, the "Indemnification
                                                         ---------------
     Exclusions").
     ----------

           (b)  SSG Indemnification.  Each of UCA and SIS shall jointly and
                -------------------
     severally indemnify and hold InterTrust, its employees, officers and directors (the "InterTrust Parties") harmless from any and all Claims or
                     ------------------
     portions thereof to the extent awarded by a court of competent jurisdiction or pursuant to a settlement as provided hereunder, resulting from controversies or litigation asserted by any Person against the InterTrust Parties arising directly or indirectly from: (i) SSG's or any of its sublicensees' breach of any of its obligations, representations or warranties hereunder; (ii) InterTrust's proper use of SSG Trademarks as set forth herein; (iii) the design, manufacture, use, distribution and/or disposition by or for SSG of Modified Technology, Cooperative Applications or SSG Products, or performance of any service associated therewith, that would not have otherwise arisen out of SSG's use of the InterTrust Technology alone, except to the extent SSG is indemnified by InterTrust under Section 13.1(a) hereof; (iv) any Claim relating to the Indemnification Exclusions; and (v) any exercise by SSG or any of its sublicensees of the licenses hereunder that would not have otherwise arisen out of SSG's use of the InterTrust Technology alone, except to the extent SSG is indemnified by InterTrust under Section 13.1(a) hereof.

           (c) Third Party Claims. In case any Claim is brought by a third party for which Claim indemnification is or may be provided hereunder the indemnified Party shall provide prompt written notice thereof to the other Party. Where obligated to indemnify such Claim, the indemnifying Party shall, upon the demand and at the option of the indemnified Party, assume the defense thereof (at the expense of the indemnifying Party) within thirty (30) days or at least ten (10) days prior to the time a response is due in such case, whichever occurs first, or, alternatively upon the demand and at the option of the indemnified Party, pay to such Party all reasonable costs and expenses, including reasonable attorneys' fees, incurred by such Party in defending itself. The Parties shall

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                                                                    CONFIDENTIAL

     cooperate reasonably with each other in the defense of any Claim, including making available (under seal if desired, and if allowed) all records reasonably necessary to the defense of such Claim, and the indemnified Party shall have the right to join and participate actively in the indemnifying Party's defense of the Claim. Notwithstanding the foregoing (and any other section of this Agreement), it is understood and acknowledged that InterTrust need not under any circumstance provide Top Secret Information related to the security capabilities of InterTrust Technology to any Person. Each Party shall be entitled to prior notice of any settlement of any Claim to be entered into by the other Party and to reasonable approval of a settlement to the extent such Party's rights would be directly and materially impaired. Without limiting the foregoing, in the event of any Claim or threatened Claim of [*] involving a portion of the [*]: (a) upon SSG's request and at SSG's expense, InterTrust will attempt to [*] the [*] or [*] SSG to continue to [*] and [*] in accordance with the terms hereof such portion of [*] on [*] to InterTrust (except that SSG may reasonably approve any terms relating to payment of any fees or royalties); or (b) at InterTrust's sole discretion, InterTrust may [*], [*] or [*] any [*] of the [*], as the case may be, so as to make [*] of the [*] while maintaining [*] of [*] or [*] of the [*] that are material to SSG's then-current or demonstrably anticipated use of such technology. If options (a) and (b) are not [*] as to such portion: (1) SSG may terminate the licenses granted hereunder in its sole discretion; and (2) to the extent InterTrust used reasonable commercial efforts to obtain a license or modify the technology as set forth in subsections (a) or (b), and InterTrust is reasonably exposed to liability from SSG's or its sublicensee's continued use of such portion of InterTrust Technology, InterTrust may in its discretion terminate the licenses granted hereunder with respect to such portion.

     13.2  Cumulative Remedies.  Except as expressly provided herein to the
           -------------------
contrary, no remedy made available to a Party by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     13.3  Equitable Remedies.  Each Party agrees that it may be impossible or
           ------------------
inadequate to measure and calculate a Party's damages from any breach of the covenants set forth in Sections 5.3, 5.4, 6.1, 6.2, 6.3, 6.4, 6.5, 6.6, 7.6,
10.1, 10.2, 15.3, 16.5 and 16.8 and Articles 8 and 11 hereof. Accordingly, each Party agrees that if it or any of such Party's Agents thereof breach or threaten a breach or anticipatory repudiation of any of such provisions, in addition to any other right or remedy available, the other Party shall be entitled: (i) to obtain an injunction against the breaching Party and such Party's Agents thereof, from a court of competent jurisdiction restraining such breach or threatened breach; and (ii) to specific performance of any such provision of this Agreement. In addition, each Party agrees that, in the event a Party breaches any of its [*] under Article 10 to the other Party, the non-breaching Party shall be entitled, in addition to any other remedies available at law or in equity, to extend the [*] by the amount of time left on such period
(measured from the later of the date such breach is admitted by breaching
Party or established by a final judgment


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

pursuant to which all appeal rights have been exhausted), and each Party hereby irrevocably agrees to an award of specific performance of such provision in the other Party's favor.

                       ARTICLE 14. EXCLUSION OF DAMAGES.

     EXCEPT AS SET FORTH IN THE IMMEDIATELY FOLLOWING SENTENCE, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY, ITS AGENTS, AFFILIATES, CUSTOMERS, OR ANY OTHER PERSONS, FOR ANY LOST PROFITS, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, ARISING OUT OF THE BREACH OF THIS AGREEMENT OTHER THAN UNDER ARTICLES 5, 8 AND 10. NOTWITHSTANDING THE IMMEDIATELY PRECEDING SENTENCE, A PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ALL DAMAGES, INCLUDING LOST PROFITS, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES SUFFERED OR INCURRED BY THE OTHER PARTY IN THE FOLLOWING CIRCUMSTANCES: (i) THE MISAPPROPRIATION OF TRADE SECRETS OF THE DAMAGED PARTY BY THE LIABLE PARTY, OR ITS AGENTS; (ii) THE GROSS NEGLIGENCE OF THE LIABLE PARTY, OR ITS AGENTS; (iii) THE WILLFUL MISCONDUCT OR MATERIAL BREACH OF THIS AGREEMENT IN BAD FAITH BY THE LIABLE PARTY, OR ITS AGENTS; OR (iv) THE BREACH OF ARTICLES 5, 8 OR 10 HEREOF. IN ANY DISPUTE AS TO DAMAGES, THE LIABLE PARTY SHALL BE REQUIRED TO PROVE THE ABSENCE OF MATERIAL NEGLIGENCE, WILLFUL MISCONDUCT AND/OR INTENTIONAL MATERIAL BREACH OF THIS AGREEMENT IN BAD FAITH, AS THE CASE MAY BE, REFERRED TO IN THE IMMEDIATELY PRECEDING SENTENCE.


                       ARTICLE 15. TERM AND TERMINATION.

     15.1 Agreement. This Agreement shall commence on the Effective Date and
          ---------
shall continue for a period of [*] ([*]) years therefrom unless and until terminated earlier pursuant to Section 15.2. At the end of such [*] ([*]) year term, this Agreement shall [*] renew for subsequent [*] year [*] unless [*] a Party notifies the other in writing of its intent not to renew this Agreement prior to sixty (60) days before the beginning of [*] such [*] year period.

     15.2 Events of Termination. This Agreement, the licenses granted
          ---------------------
hereunder, and/or all Cooperative Application Project Plans shall be subject to termination upon the occurrence of any of the following events and such other provisions hereof expressly so stating (each, an "Event of Termination"):
                                                  --------------------

          (a) If either Party, or, as relevant, any of its permitted sublicensees, materially defaults on any of its material obligations under this Agreement, the non-defaulting Party shall have the right, exercisable in its sole discretion, to initiate a termination procedure under this Agreement by written notice (sent in accordance with the provisions of
     Section 16.6 hereof) describing with reasonable specificity the nature of the default and requiring that such default be cured, wherein such termination notice shall automatically result in termination unless: (i) within [*] ([*]) calendar days of receiving such written notice of such default (the "Cure Period"), the defaulting Party (or such sublicensee)
                   -----------
     remedies the default; or (ii) in the case of a default that cannot with earnest due diligence


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                    CONFIDENTIAL

     be cured within the Cure Period, the defaulting Party or such sublicensee institutes, by the date upon which one half of the Cure Period shall have expired, steps necessary to remedy the default and thereafter employs best efforts to diligently prosecute the same to completion. Notwithstanding the foregoing, the Cure Period associated with SSG's breach of its payment obligations in accordance with Section 7.1 shall be five (5) business days. Notwithstanding any of the foregoing, a Party shall have the right both to immediately terminate this Agreement and to obtain injunctive relief in the event the other Party or any of its Agents or authorized sublicensees engages in any: (a) intentional, material unauthorized use of technology outside of the rights granted hereunder (or, in the case of SSG, any unauthorized disclosure of InterTrust Top Secret Information) and/or (b) willful, material unauthorized disclosure of Confidential Information. Further notwithstanding the foregoing, in the event the Closing fails to occur on or before August 19, 1996 pursuant to Section 2.1 hereof, SSG shall be in material breach of this Agreement and InterTrust may immediately, upon providing written notice to SSG and without opportunity to cure, terminate this Agreement.

          (b) By a Party at its option, effective immediately upon written notice to the other Party, in the event of: (i) the filing by the other Party of a petition in bankruptcy or insolvency; (ii) the appointment of a receiver for the other Party for all or substantially all of its property relevant to the business activities under this Agreement; (iii) the making by the other Party of any assignment or attempted assignment for the benefit of creditors for all or substantially all of its properties relevant to its business activities under this Agreement; or (iv) the institution of any proceedings for the liquidation or winding up of the other Party's business or for the termination of its corporate charter, if any such proceeding is not dismissed within one hundred and twenty (120) days of institution;

          (c) Upon written notice to SSG, InterTrust may immediately terminate this Agreement in its sole discretion in the event SSG fails: (i) to distribute SSG Products and/or Cooperative Applications within [*]
     ([*]) months from the date InterTrust first delivers the SDK 1.0 to SSG, subject to any extension permitted under Section 6.1(a); (ii) to comply with the terms of Section 10.2 hereof; (iii) to terminate any sublicense pursuant to which the sublicensee thereunder materially defaults its obligations under this Agreement for a period of [*] ([*]) days after the date of written notice thereof from InterTrust or SSG, whichever is earlier; or (iv) fails to timely make payments due under this Agreement on two or more occasions over a [*] ([*]) month period. Upon written notice to InterTrust, SSG may immediately terminate this Agreement in its sole discretion in the event InterTrust fails to comply with the terms of
     Section 10.1 hereof.

          (d) A party to a Cooperative Application Project Plan shall have the right to terminate such plan if the other party thereto materially breaches any of its material obligations thereunder.

     15.3 Effect of Termination. Upon the expiration or termination hereof: (i)
          ---------------------
all licenses granted hereunder, all sublicenses granted by SSG pursuant to
Section 5.2, and all cooperative development efforts then being conducted pursuant to all Cooperative Application Project Plans shall automatically terminate; (ii) InterTrust shall have the right to retain all sums already paid by SSG (and all SSG sublicensees) hereunder, and SSG (and all SSG sublicensees) shall pay to


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                                                    CONFIDENTIAL

InterTrust all sums accrued but unpaid within thirty (30) days thereafter; and
(iii) SSG (and all SSG sublicensees) shall immediately discontinue use of InterTrust Technology and/or the use of any portion of such InterTrust Technology in any Modified Technology, and discontinue making, using, selling or otherwise transferring or exploiting any product or service that in the absence of a license hereunder would infringe any InterTrust Intellectual Property Rights (including termination of distribution of Cooperative Applications and SSG Products and any associated services); provided, however, that all licenses
                                           --------  -------  ----
granted to end-users pursuant to the then-existing Customer Agreements solely for Applications Products shall continue in full force and effect in accordance with the terms thereof (provided that such licenses do not provide any rights to such end-users with respect to Clearinghouse Functions, other than as expressly provided hereunder). Each Party shall deliver to the other Party within ten (10) days from the date of termination of this Agreement all copies of all materials protected as confidential information or Top Secret Information under this Agreement, including all copies under its control of its sublicensees or their Agents. Return of confidential information shall be by commercially secure means as reasonably specified by the receiving Party. Return of Top Secret Information shall be made, at InterTrust's option as designated by a Designated Officer by written instruction to SSG: (a) by physical and secure pickup at SSG's offices by an InterTrust officer designated in writing by such Designated Officer; or
(b) as otherwise may be determined by InterTrust in its discretion, as commercially reasonable. Such delivery shall be during normal business hours and in each instance to the hands of an InterTrust officer who receives a listing of the contents of such delivery certified by an officer of SSG and audited and countersigned by such InterTrust officer. Within one (1) month after the termination of this Agreement, each Party will certify in writing to the other Party that, to the best of its knowledge, all such materials and tangible embodiments have been delivered to the other Party.

     15.4 Survival. The respective rights and obligations of InterTrust and SSG
          --------
under the provisions of Sections 5.4, 6.5, 7.6 (but only for a period of five years), 8.1, 8.2, 8.3, 8.4 (but only provision (i) thereof), 15.3, this Section 15.4, and Articles 11, 13 and 16 hereof shall survive expiration or termination of this Agreement. Section 10.1 shall survive termination to the extent the Agreement is properly terminated by SSG due to a material breach of the Agreement by InterTrust pursuant to Section 15.2(a) hereof. Sections 9.3(c) and
10.2 shall survive termination to the extent the Agreement is properly terminated by InterTrust due to a material breach of the Agreement by SSG pursuant to Section 15.2(a) hereof. In the event that such a termination pursuant to Section 15.2(a) occurs prior to delivery of SDK 1.0, such [*] as set forth in Sections 10.1 and 10.2, as applicable, shall run from the Estimated date for delivery of such SDK as set forth on Exhibit B hereto as of the Effective Date.


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                          ARTICLE 16. MISCELLANEOUS.

     16.1 Governing Law. This Agreement, any and all actions arising out of or
          -------------
in any manner affecting the interpretation of this Agreement, and any actions between the Parties involving the InterTrust Technology, any InterTrust Property and/or any Confidential or Top Secret Information ("Party Disputes") shall be
                                                    --------------
governed solely by, and construed solely in accordance with, the laws of the United States of America and the Commonwealth of Virginia, excluding that body of law relating to conflict of laws. The Parties hereby acknowledge and agree that the Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. To the extent permitted by law, the provisions of this Agreement shall supersede any provisions of the Uniform Commercial Code as adopted or made applicable to this Agreement in any competent jurisdiction.

     16.2 Venue and Jurisdiction. In connection with any litigation between the
          ----------------------
Parties involving a Party Dispute, each Party hereby unconditionally and irrevocably consents to the exclusive jurisdiction and venue, as relevant, in the Courts of the Commonwealth of Virginia and in the U.S. Federal District Court, located in the City of Alexandria, Virginia (or any direct successor thereto), and irrevocably: (i) waives any objection whatsoever (including any objection with respect to venue) that any Party may now or hereafter have to the jurisdiction or venue of said courts; and (ii) irrevocably consents to the service of process of said courts in any matter relating to this Agreement by the mailing of process by registered or certified mail, postage prepaid, at the addresses specified in this Agreement. If necessary, SSG shall appoint a registered agent in the State of Virginia for acceptance of service of process and/or other notices provided for under this Agreement and shall notify InterTrust of the identity of such registered agent within thirty (30) days after the Effective Date.

     16.3 Compliance with Law and Export Controls. The Parties shall at all
          ---------------------------------------
times comply with all applicable U.S. and foreign federal, state, and local laws, rules and regulations relating to the execution, delivery and performance of this Agreement and to the InterTrust Technology Products and Modified Technology. Additionally, SSG acknowledges that because one or more aspects of the InterTrust Technology Products is likely to be subject to the export control laws, regulations and requirements of the United States and other jurisdictions, SSG Products and Cooperative Applications likely will require export and other approvals as well. InterTrust shall use reasonable efforts at InterTrust's expense, and SSG shall at InterTrust's request reasonably assist InterTrust at SSG's expense, to obtain any license or other approval, if any, that may be required for InterTrust to make the InterTrust Technology Products and/or Documentation or information relating thereto available to and SSG or SOFTBANK Affiliates. SSG shall, at SSG's expense, comply with all applicable laws (including applicable U.S. export control laws and regulations) and obtain all necessary governmental consents and approvals in connection with any sublicense or with respect to the distribution of or export or re-export of the SSG Products and Cooperative Applications (as well as other technology as expressly permitted hereunder) that contain any part of the InterTrust Technology Products or Modified Technology in accordance herewith. The Parties expressly agree that any failure to obtain or any delay in obtaining such approval as to InterTrust Technology or in connection with any SSG Product or Cooperative Application shall not relieve SSG from its obligations under this Agreement. As relevant and applicable, SSG and InterTrust shall: (a) promptly deliver to the other, as available, documentation reasonably confirming that it has complied with its responsibilities under this Section 16.3; and (b) obtain such consents and approvals from appropriate governmental entities

                                                                    CONFIDENTIAL

as reasonably determined to be necessary for such further distribution, exportation or re-exportation.

     16.4 Amendment or Modification. This Agreement may not be amended,
          -------------------------
modified or supplemented by the Parties in any manner, except by an instrument in writing signed by the President or Chairman of InterTrust and a duly authorized officer of SSG.

     16.5 No Assignment. Except as expressly provided in Section 5.2, SSG shall
          -------------
not assign or transfer its rights or obligations hereunder, without InterTrust's prior written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, SSG shall be entitled to assign or transfer such rights or obligations hereunder to a SOFTBANK Affiliate in connection with any merger or sale of substantially all of SSG's assets or business related to this Agreement to such SOFTBANK Affiliate without such InterTrust consent; provided
                                                                      --------
that such SOFTBANK Affiliate does not own, control, or is not developing,
----
promoting, licensing or acquiring any Competitive Technology. InterTrust shall not assign or transfer this Agreement or its rights or obligations hereunder to any Person without SSG's prior written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, InterTrust shall be entitled to assign or transfer such rights or obligations hereunder in connection with any merger or sale of substantially all of assets or business related to this Agreement without such SSG consent. Subject to the foregoing, this Agreement will benefit and bind the successors and permitted assigns of the Parties. Any attempted transfer or assignment without such approval shall be null and void ab initio and of no force or effect.
              -- ------

     16.6 Notices. Any notice or other communication to be given hereunder
          -------
shall be in writing and shall be (as elected by the Party giving such notice):
(i) personally delivered; (ii) transmitted by postage prepaid registered or certified airmail, return receipt requested; or (iii) by facsimile with a confirmation copy deposited prepaid with an internationally recognized express courier service. Unless otherwise provided herein, all notices shall be deemed to have been duly given on: (a) the date of receipt (or if delivery is refused, the date of such refusal) if delivered personally or by express courier; or (b) ten (10) days after the date of posting if transmitted by mail. Notwithstanding the foregoing, communication of Confidential Information or Top Secret Information shall be governed by practices adequate to appropriately protect such information regarding Top Secret Information or as may be specified herein or in the future by InterTrust. Either Party may change its address for purposes hereof on not less than three (3) days prior notice to the other Party. Notice hereunder shall be directed:

               If to SSG, to:

                         75 Earhart Drive
                         Amhearst, NY 14221
                         Attn.: Ron Schreiber
                         Fax: (716) 871-6400

               If to InterTrust, to:

                         460 Oakmead Parkway
                         Sunnyvale, California 94086
                         Attn:  Edmund J. Fish, Esq.

                                                                    CONFIDENTIAL

                              VP, Corporate Development and General Counsel
                         Fax: (408) 222-6144

               with a copy to:

                         Weil, Gotshal & Manges LLP
                         2882 Sand Hill Road, Suite 280
                         Menlo Park, California 94025
                         Attn: Patrick P. Nguyen, Esq.
                         Fax: (415) 854-3713

     16.7  Waiver. Any provision of this Agreement may be waived by the Party
           ------
entitled to the benefit thereof. Neither Party shall be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by, in the case of InterTrust, InterTrust's President or Chairman, and in the case of SSG, a SSG authorized officer, and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

     16.8  No Third Party Beneficiaries. Nothing express or implied in this
           ----------------------------
Agreement is intended to confer, nor shall anything herein confer, upon any Customer or any Person other than the Parties and any respective successors or permitted assigns of the Parties, any rights, remedies, obligations or liabilities whatsoever. Notwithstanding the foregoing, to the extent permitted by law, SSG grants InterTrust the right to enforce against any of SSG's sublicenses the terms of the applicable sublicenses or agreements between SSG and its sublicensees for the purpose of asserting SSG's rights in order to protect and enforce InterTrust's rights to InterTrust Property and any other InterTrust rights under this Agreement.

     16.9  No Agency. Nothing herein contained shall be construed to constitute
           ---------
the Parties hereto as partners or joint venturers or the agent of the other Party in any sense of those terms whatsoever. Neither Party assumes any liability of the other Party nor shall have any authority to enter into any binding obligation on behalf of the other Party.

     16.10 Recovery of Costs and Expenses. If any Party to this Agreement
           ------------------------------
brings an action against the other Party to enforce its rights under this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including without limitation, reasonable attorneys' fees and costs incurred in connection with such action, including any appeal of such action.

     16.11 Severability. If the application of any provision or provisions of
           ------------
this Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then: (i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby; and (ii) such provision or provisions shall be reformed without further action by the Parties hereto and only to the extent necessary to make such provision or provisions valid and enforceable when applied to such particular facts and circumstances.

                                                                    CONFIDENTIAL

     16.12 Counterparts; Facsimiles. This Agreement may be executed in any
           ------------------------
number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one and the same instrument. Each Party shall receive a duplicate original of the counterpart copy or copies executed by it. For purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, shall be deemed to be an original. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

     16.13 Force Majeure. Except as provided herein to the contrary, if, by
           -------------
reason of labor dispute, strike, inability to obtain labor or materials, fire or other action of the elements, accident, administrative or governmental restriction or appropriation or other causes, whether like or unlike the foregoing, beyond the reasonable control of a Party hereto, such Party is unable to perform in whole or in part its obligations set forth in this Agreement, then such Party shall be relieved of those obligations to the extent it is so unable to perform, and such inability to perform, so caused, shall not make such Party liable to the other Party. Notwithstanding the foregoing, in the event any such cause delays either Party's performance of any of its material obligations under this Agreement, the other Party may suspend its performance under this Agreement for the period such delay continues. This Agreement may be terminated by notice by the Party not seeking excuse from performance, if such event shall prevent performance for longer than one hundred and twenty (120) days. The Party subject to an event of force majeure shall use good faith efforts to comply as closely as possible with the provisions of this Agreement and to avoid the effects of such event to the extent possible.

     16.14 Entire Agreement. This Agreement represents the entire agreement of
           ----------------
the Parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous agreements and understandings, written or oral between the Parties with respect to the subject matter hereof (except as set forth in Section 11.7 hereof).

                [The following space is intentionally omitted]

                                                                    CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by the undersigned duly authorized.

INTERTRUST TECHNOLOGIES                 UPGRADE CORPORATION OF
 CORPORATION                                   AMERICA



By:_________________________            By:_________________________

Name: Victor Shear                      Name: Ronald Schreiber
Title: Chairman and Chief Executive     Title: Co-Chief Executive Officer
         Officer



SOFTBANK HOLDINGS, INC., solely for the purposes
 Of Section 2.1 hereof:

By:_________________________
Name: Gary Rieschel
Title: Senior Vice President

                                                                    CONFIDENTIAL

                                   EXHIBIT C
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                                  TRADEMARKS
                                  ----------



                             InterTrust Trademarks
                             ---------------------

InterTrust
The InterTrust Logo
InterTrust Commerce Architecture
InterTrust Commerce Node
InterTrustworthy
DigiBox
NetTrust
Virtual Process Control
Electronic Value Chain Management



                                SSG Trademarks
                                --------------

                                                                    CONFIDENTIAL

                                   EXHIBIT E
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                     COOPERATIVE APPLICATION PROJECT PLAN
                     ------------------------------------


As a general matter, a Cooperative Application Project Plan will: (i) set forth terms and conditions (such as development milestones, cost estimates, development fees, special licensing arrangements (if any), etc.) for the development of a Cooperative Application; and (ii) outline and embody a staged approach for the entire development process, from project planning through quality and acceptance testing of generated code.

It is contemplated that Cooperative Application Project Plan will incorporate, as agreed to by the Parties, the following terms:

     . a schedule for completion of various targets and stages (as further set forth below) for development of a Cooperative Application;

     . a definition of the tasks for which each participating Party shall be responsible with respect to the Cooperative Application project;

     . acceptance testing procedures and criteria for determining that the Cooperative Application conforms to the specifications therefor and to InterTrust Specifications;

     . a business plan, including one or more businesses and associated marketing analyses and marketing plans for the exploitation of the Cooperative Application;

     . an estimate of the costs for the project, a development plan containing budgets and milestones and specification of a formula for calculating any cost and expense sharing related to the project SSG may pay to InterTrust, including any development fees consistent with Section 3.3 hereof;

     . provisions concerning ownership of Intellectual Property Rights and other rights relating to the Cooperative Application, if terms and conditions related to such rights differ in any way from this Agreement; and

     . provisions concerning revenue sharing relationships, if any, and additional licensing or other fees, as applicable and as agreed, concerning the licensing, use or other exploitation, a Cooperative Application and/or directly related services.

                                                                    CONFIDENTIAL

                                   EXHIBIT F
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                         SPECIAL ADVANCED TECHNOLOGIES
                         -----------------------------


     "Special Advanced Technologies" means technology, systems and/or
      -----------------------------
applications that enable at least one of the following rights management and/or distributed event management advanced capabilities: (i) Dynamic Rules and Controls; (ii) Independent Rules and Controls; (iii) Chain of Handling and Control; (iv) Rights Operating System; (v) Traveling Objects; and (vi) Event Nodes.

     The foregoing capitalized terms are defined below. All capitalized terms not defined on this Exhibit E, shall have the meaning set forth in the Agreement.

     "Chain of Handling and Control" means technology that at least in part
      -----------------------------
allows or enables the persistence of all or any portion of Dynamic Rules and Controls as such Dynamic Rules and Controls are provided for use to one or more sequences of Persons.

     "Dynamic Rules and Controls" means technology that, at least in part,
      --------------------------
supports the use of control structures to: (i) Manage (for example, govern access to or other use of) Content in accordance with Rules and Controls associated with such Content; and (ii) accept the (a) modification and/or replacement of at least a portion of any such Rules and Controls, and/or (b) addition of Rules and Controls, all in a manner consistent with pre-existing Rules and Controls.

     "Event Nodes" means distributed and fully or partially interoperable
      -----------
electronic nodes, each of which employs Rules and Controls to Manage events based at least in part upon plural nodal activity relating to Content; Event Nodes may be used in systems that support inter-nodal electronic process management.

     "Independent Rules and Controls" means technology enabling the independent
      ------------------------------
and separate provision of Rules and Controls, whether or not said Rules and Controls are, for example, delivered in the same cryptographic container, or at the same time, as related Content.

     "Rights Operating System" means one or more general purpose computer
      -----------------------
control programs that, independently or in combination with a host operating system, contributes to rights-related interoperability among plural nodes and enables application of Dynamic Rules and Controls and/or Independent Rules and Controls.

     "Traveling Objects" means technology supporting the use and/or re-use of
      -----------------
Content subject to persistent Rules and Controls which Manage Content, so that, when such Content is passed from one user to another such Content does not require a specific authorization by a remote authority in each instance to enable a first use by a new user when such Content is passed to such new user.

                                                                    CONFIDENTIAL
                                   EXHIBIT G
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                 FORM OF INTERTRUST CONFIDENTIALITY AGREEMENTS
                 ---------------------------------------------


                       InterTrust Top Secrecy Agreement
                       --------------------------------

                  InterTrust Non-Disclosure/Non-Use Agreement
                  -------------------------------------------

                                                                    CONFIDENTIAL

                                   EXHIBIT H
              TO THE TECHNOLOGY DEVELOPMENT AND LICENSE AGREEMENT

                      List of Restricted Companies and
                      --------------------------------
                             Exclusions From [*]
                             -------------------

Restricted Companies
--------------------

 .  U.S.-based: (i) Independent Software Vendors ("ISVs"), whose primary business
                                                  ----
   is the development or distribution of [*]; or (ii) computer hardware Original Equipment Manufacturers ("OEMs"), other than OEMs solely to
                                               ----
   the extent of developing, manufacturing, distributing and/or licensing semiconductor-based solutions supporting any form of [*], [*] and/or [*].
   Such semiconductor-based solutions shall not include performance of [*] by such OEM.

 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]
 .  [*]

Excluded Areas
--------------

   The [*] shall not be construed as extending to (or otherwise limiting InterTrust's intended rights with regard to granting licenses to perform [*] with respect to:

   (i) [*] or [*] for any form of digital information other than the [*]. For example, digital information resources, or games or other entertainment, education, training, or interactive software products, or any other digital products containing software executables whose principal purpose is not to function as business or personal productivity software applications or applets);


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    CONFIDENTIAL

   (ii) uses of [*] for EDI systems, trading system applications, financial infrastructure tools other than desktop financial productivity tools, electronic advertising applications, or any large scale or custom special purpose software systems or applications, for example, large scale or custom special purpose systems, that are not normally distributed as retail or shareware software products.

Under no circumstances shall the [*] be construed to include any obligation to [*] from: (a) licensing entities other than those listed on this Exhibit H immediately above to perform any [*] whatsoever; and/or (b) licensing any entity that is listed on this Exhibit H immediately above to perform any [*] other than in connection with [*] and [*] for such [*].


---------- * CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                      H-2